Exhibit 10.2


                      FIRST AMENDMENT TO CREDIT AGREEMENT

          FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of August 13, 1998, among GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Borrower"), GPC CAPITAL CORP. I, a Delaware corporation (the "Co-Borrower"), the various Lenders party to the Credit Agreement referred to below, NATIONSBANK, N.A., as documentation agent (in such capacity, the "Documentation Agent"), BANKERS TRUST COMPANY, as administrative agent (in such capacity, the "Administrative Agent"), as syndication agent (in such capacity, the "Syndication Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and BANKERS TRUST COMPANY, as fronting bank (in such capacity, the "Fronting Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                           W I T N E S S E T H:

          WHEREAS, Holdings, the Borrower, the Co-Borrower, the Lenders, the Agents and the Fronting Bank are parties to a Credit Agreement, dated as of February 2, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

                                    I.
                     Amendments to Credit Agreement.

          1. The fourth paragraph of the Credit Agreement is hereby amended by deleting said paragraph in its entirety and by inserting in lieu thereof the following new paragraph:

          "The Borrower has requested the Lenders to extend credit, subject to the terms and conditions herein, in the form of
     (a) Tranche A Term Loans on the Closing Date, in an aggregate principal amount not in excess of $75,000,000, (b) Tranche B Term Loans on the Closing Date, in an aggregate principal amount not in excess of $175,000,000, (c) Tranche C Term Loans on the Closing Date, in an aggregate principal amount not in excess of $145,000,000, (d) Tranche D Term Loans on up to two Tranche D Term Loan Borrowing Dates, in an aggregate principal amount not in excess of $175,000,000, (e) Revolving Loans and Swingline Loans at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate principal amount at any time outstanding not in excess of the difference between
     (i) $155,000,000 and (ii) the Revolving L/C Exposure at such time,
     (f) Letters of Credit, at any time and from time to time prior to the Revolving Credit Maturity Date, in an aggregate stated amount at any time outstanding not in excess of $50,000,000 and (g) Growth Capital Revolving Loans at any time and from time to time prior to the Growth Capital Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $100,000,000."

          2. The fifth paragraph of the Credit Agreement is hereby amended by deleting said paragraph in its entirety and by inserting in lieu thereof the following new paragraph:

          "The proceeds of the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans will be used on the Closing Date, together with (a) up to $15,000,000 of the proceeds of Revolving Loans, (b) the cash obtained by Investor LP and Investor GP as described in clause (a) of the second preceding paragraph and
     (c) the proceeds of the issuance of the Holdings Discount Notes and Senior Subordinated Notes, solely (i) to effect the Purchase and Redemption, (ii) to effect the Refinancing and (iii) to pay related fees, expenses and other transaction costs. The proceeds of the Tranche D Term Loans will be used to repay outstanding Revolving Loans, to finance Permitted Business Acquisitions and Capital Expenditures and for general corporate purposes. The proceeds of Revolving Loans (except as described above) will be used for general corporate purposes. The Letters of Credit and Swingline Loans will be used for general corporate purposes. The proceeds of the Growth Capital Revolving Loans shall be utilized by the Borrower and its Subsidiaries to make Capital Expenditures, acquisitions and investments, in each case as herein provided."

          3. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of "ABR Margin", "Fund", "LIBOR Margin", "Loan Documents", "Mortgages", "Revolving Credit Commitment", "Security Documents", "Term Commitments" and "Tranche" appearing therein and by inserting the following new definitions in the appropriate alphabetical order:

          "ABR Margin" shall mean for Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans, Growth Capital Revolving Loans and Swingline Loans, the rate per annum set forth under the relevant column heading opposite such Loans as set forth on Schedule A hereto.

          "Asset Disposition" shall mean any sale, transfer or other disposition by Holdings, the Borrower or any of their respective Subsidiaries to any person other than the Borrower or any Subsidiary Guarantor of any asset, the Net Proceeds from which exceed $10,000,000.

          "Assumed Note" shall mean that certain demand note (as amended from time to time) issued by CMB Plastique S.A. in the face principal amount of 106,229,000 French francs (approximately
     $16,800,000).

          "Blackstone Capital Partners" shall mean Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership.

          "Blackstone Family Partnership" shall mean Blackstone Family Investment Partnership III L.P., a Delaware limited partnership.

          "Blackstone Offshore Partners" shall mean Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership.

          "Capital Call Agreement" shall mean the Capital Call
     Agreement, substantially in the form of Exhibit K, among Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP, Holdings, the Borrower, the
     Administrative Agent and the Collateral Agent.

          "Capital Call Contributions" shall mean the capital contributions made (or deemed made) by Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership and/or Investor LP to Holdings (which capital contributions are, in turn, contributed (or deemed contributed) by Holdings to the Borrower) from time to time pursuant to the Capital Call Agreement.

          "Converted Foreign Debt" shall mean Indebtedness (or any portion thereof) which (x) constitutes Indebtedness of a Foreign Subsidiary of the Borrower to the Borrower or a domestic Subsidiary of the Borrower and (y) is converted into (or otherwise accounted for as) equity (in accordance with GAAP) of such Foreign Subsidiary of the Borrower.

          "Designated Business Acquisitions" shall mean the acquisition of all or substantially all the assets of, or shares or other equity interests in, the following persons (or any subsequent investment made in a previously acquired Designated Business Acquisition): (i) Graham Emballages Plastiques France S.A. (f/k/a CMB Plastique S.A.), (ii) Graham Packaging U.K. Ltd. (f/k/a CarnaudMetalbox plc), (iii) CMB Plastpak Plastic, Ambalaj Sanayi A.S., (iv) Graham Packaging Deutschland GmbH (f/k/a Raku GmbH), (v) Euroflex Industria e Comercio Ltda., (vi) Cimplast S.A.C.I., (vii) Lido Plast S.A., (viii) Amerpack S.A., (ix) Dodisa S.A. and (x) Lido Plast San Luis S.A.

          "First Amendment" shall mean the First Amendment, dated as of August 13, 1998, to this Agreement.

          "First Amendment Effective Date" shall mean the date the First Amendment becomes effective in accordance with its terms.

          "Fund" shall mean Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, and Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership.

          "Information Systems and Equipment" means, with respect to any person, all computer hardware, firmware and software, as well as other information processing systems, or any equipment containing embedded microchips, whether directly owned, licensed, leased, operated or otherwise controlled by such person, including through third-party service providers, and which, in whole or in part, are used, operated, relied upon, or integral to, such person's conduct of its business.

          "IRB Financing" shall mean the incurrence by the Borrower and its domestic Subsidiaries of industrial revenue bond financing the proceeds of which shall be used to finance the construction (or expansion) of an on-site (or near-site) Quaker Oats plant facility in the State of Georgia.

          "IRB Financing Documents" shall mean each of the agreements and documents entered into in connection with the IRB Financing.

          "LIBOR Margin" shall mean for Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans and Growth Capital Revolving Loans, the rate per annum set forth under the relevant column heading opposite such Loans as set forth on Schedule A hereto.

          "Loan Documents" shall mean this Agreement, the Letters of Credit, the Guarantee Agreements, the Security Documents and, after the execution and delivery thereof pursuant to the terms of this Agreement, any Note and the Capital Call Agreement.

          "Mortgage Amendments" shall have the meaning provided such term in the First Amendment.

          "Mortgages" shall mean the mortgages, deeds of trust, assignments of leases and rents and other security documents (in each case as amended pursuant to the respective Mortgage Amendment) delivered pursuant to clause (i) of Section 4.02(h) or pursuant to
     Section 5.11, each substantially in the form of Exhibit E.

          "Permitted Refinancing Indebtedness" means any Indebtedness of the Borrower or a Subsidiary of the Borrower issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to "Refinance"), Indebtedness permitted by Section 6.01(j) (or previous refinancings thereof constituting Permitted Refinancing Indebtedness) of the Borrower or such Subsidiary of the Borrower, as the case may be, provided that (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus unpaid accrued interest and premium thereon), (ii) the average life to maturity of such Permitted Refinancing Indebtedness is greater than or equal to that of the Indebtedness being Refinanced, (iii) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being Refinanced, (iv) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the

     Indebtedness being Refinanced and (v) if the Indebtedness being Refinanced is secured by any collateral (whether equally and ratably with, or junior to, the Secured Parties or otherwise), such Permitted Refinancing Indebtedness may be secured by such collateral (including any collateral pursuant to after-acquired property clauses to the extent any such collateral secured the Indebtedness being Refinanced) on terms no less favorable to the Secured Parties than those contained in the documentation governing the Indebtedness being Refinanced.

          "Pro Forma Basis" shall mean, as to any person, for any events as described in clauses (ii) and (iii) below which occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if same had occurred at the beginning of such period of calculation, and

               (i) for purposes of the foregoing calculation, each transaction giving rise to the need to calculate the pro forma effect to any of the following events shall be assumed to have occurred on the first day of the four consecutive fiscal quarter period last ended on or before the occurrence of the respective event for which such pro forma effect is being determined (the "Reference Period");

               (ii) in making any determination of EBITDA, (x) pro forma effect shall be given to any Asset Disposition and to any Permitted Business Acquisition (or any similar transaction or transactions which require a waiver or consent of the Required Lenders pursuant to Section 6.05), in each case which occurred during the Reference Period (or, in the case of determinations made pursuant to the definition of Permitted Business Acquisition contained herein, occurring during the Reference Period or thereafter and through and including the date upon which the respective Permitted Business Acquisition is consummated) as if such Asset Disposition, Permitted Business Acquisition or other transaction, as the case may be, occurred on the first day of the Reference Period and (y) to the extent applicable, effect shall be given to the first proviso to the definition of Net Leverage Ratio or the first proviso to
          Section 6.11, as the case may be; and

               (iii)  in making any determination on a Pro Forma Basis,
          (x) all Indebtedness (including Indebtedness incurred or assumed and for which the financial effect is being calculated, whether incurred under this Agreement or other-wise, but excluding normal fluctuations in revolving indebtedness incurred for working capital purposes and not to finance any acquisition) incurred or permanently repaid during the Reference Period (or, in the case of determinations made pursuant to the definition of Permitted Business Acquisition contained herein, occurring during the Reference Period or thereafter and through and including the date upon which the respective Permitted Business Acquisition is consummated) shall be deemed to have been incurred or repaid at the beginning of such period and (y) Interest Expense of such person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rates which would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods.

          Pro forma calculations made pursuant to the definition of Pro Forma Basis shall be determined in good faith by a Responsible Officer of the Borrower and may include adjustments, in the reasonable determination of the Borrower as set forth in an officers' certificate, to (i) reflect operating expense reductions reasonably expected to result from any acquisition, merger or Asset Disposition or (ii) eliminate the effect of any extraordinary accounting event with respect to any acquired person or assets on Consolidated Net Income.

          "Reference Period" shall have the meaning provided in the definition of Pro Forma Basis.

          "Revolving Credit Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name on
     Schedule 2.01 directly below the column entitled "Revolving Credit Commitment" or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be reduced from time to time pursuant to
     Section 2.09 and pursuant to assignments by such Lender pursuant to
     Section 9.04.

          "Security Documents" shall mean the Mortgages, the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement, the Capital Call Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to
     Section 5.11.

          "Term Commitments" shall mean the Tranche A Term Loan
     Commitments, the Tranche B Term Loan Commitments, the Tranche C Term Loan Commitments and the Tranche D Term Loan Commitments.

          "Test Period" shall mean, on any date of determination, the period of four consecutive fiscal quarters of the Borrower then last ended (taken as one accounting period), provided that in the case of determinations made pursuant to the first proviso to the definition of Net Leverage Ratio or the first proviso to Section 6.11, the Test Period shall instead constitute the respective two or three fiscal quarter period being tested as described in said provisos.

          "Total Available Growth Capital Commitment" shall mean, at any time, the aggregate amount of Available Growth Capital Commitments, as in effect at such time.

          "Total Tranche D Term Loan Commitment" shall mean, at any time, the aggregate amount of the Tranche D Term Loan Commitments, as in effect at such time.

          "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being seven separate Tranches, i.e., Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans, Growth Capital Revolving Loans and Swingline Loans.

          "Tranche D Maturity Date" shall mean January 31, 2007.

          "Tranche D Syndication Date" shall mean that date upon which the Administrative Agent determines in its sole discretion (and notifies the Borrower) that the primary syndication (and resultant addition of institutions as Lenders pursuant to Section 9.04) relating to Tranche D Term Loan Commitments has been completed.

          "Tranche D Term Borrowing" shall mean a Borrowing comprised of Tranche D Term Loans.

          "Tranche D Term Loan Borrowing Date" shall have the meaning provided in Section 2.01(a)(iv).

          "Tranche D Term Loan Commitment" shall mean with respect to each Lender, the commitment of such Lender to make Tranche D Term Loans hereunder as set forth in Section 2.01(a)(iv), as the same may be reduced from time to time pursuant to Section 2.09.

          "Tranche D Term Loan Installment Date" shall have the meaning provided in Section 2.11(a).

          "Tranche D Term Loans" shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01(a)(iv).

          "Year 2000 Compliant" means, with respect to any Information Systems and Equipment, that such Information Systems and Equipment accurately process date data (including, but not limited to, calculating, comparing and sequencing), before, during and after the year 2000, as well as same and multi-century dates, or between the years 1999 and 2000, taking into account all leap years, including the fact that the year 2000 is a leap year, and further, that when used in combination with, or interfacing with, other Information Systems and Equipment, shall accurately accept, release and exchange date data, and shall in all material respects continue to function in the same manner as it performs as of the date hereof and shall not otherwise impair the accuracy or functionality of any Information Systems and Equipment.

          4. The definition of "Available Investment Basket Amount" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "Section 6.01(j)" therein and by inserting in lieu thereof a reference to "Section 6.04(j)".

          5.   The definition of "Capital Expenditures" appearing in
Section 1.01 of the Credit Agreement is hereby amended by inserting, immediately at the end thereof, the following new sentence:

     "Notwithstanding anything to the contrary contained above and for avoidance of doubt, it is expressly understood and agreed that, to the extent not otherwise included above, Capital Expenditures shall include (without duplication of amounts) the aggregate outstanding principal amount of all IRB Financings incurred under Section 6.01(w)."

          6. The definition of "Designated Capital Contributions" appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting, immediately after the phrase "pursuant to Section 7.02" appearing in the last sentence thereof, the phrase "or by way of Capital Call Contributions".

          7.   The definition of "Indebtedness" appearing in Section
1.01 of the Credit Agreement is hereby amended by deleting the parenthetical set forth in clause (d) thereof and by inserting in lieu thereof the following new parenthetical: "(other than current trade liabilities and current intercompany liabilities (but not any refinancings, extensions, renewals or replacements thereof) incurred in the ordinary course of business and maturing within 365 days after the incurrence thereof)".

          8.   The definition of "Net Leverage Ratio" appearing in
Section 1.01 of the Credit Agreement is hereby amended by inserting, immediately at the end of the first sentence thereof, the following new proviso:

     ", provided, further, to the extent any Asset Disposition or any Permitted Business Acquisition (or any similar transaction or transactions which require a waiver or a consent of the Required Lenders pursuant to Section 6.05) has occurred during the relevant Test Period, EBITDA shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences".

          9.   The definition of "Net Proceeds" appearing in Section
1.01 of the Credit Agreement is hereby amended by inserting, immediately after the phrase "Designated Capital Contributions" appearing in sub-clause (ii) of the parenthetical set forth in clause (c) thereof, the phrase "and Capital Call Contributions".

          10. The definition of "Permitted Business Acquisition" appearing in Section 1.01 of the Credit Agreement is hereby amended by
(i) in clause (d)(i) thereof, deleting the term "pro forma basis" appearing therein and inserting in lieu thereof the phrase "Pro Forma

Basis", (ii) in clause (e) thereof, inserting the following parenthetical at the end thereof: "(it being understood and agreed that the foregoing restriction in this clause (e) shall not be applicable with respect to any proposed Designated Business Acquisition so long as after giving effect to such proposed Designated Business Acquisition the aggregate consideration paid (or payable) in connection with all Designated Business Acquisitions theretofore effected (and including such proposed Designated Business Acquisition) shall not have exceeded $110,000,000)" and (iii) deleting the last sentence thereof in its entirety.

          11. Section 2.01 of the Credit Agreement is hereby amended by deleting clauses (a), (b) and (d)(iv) thereof in their entirety and by inserting in lieu thereof the following new clauses (a), (b) and (d)(iv), respectively:

          "(a) Subject to the terms and conditions and relying upon the representations and warranties of Holdings and the Borrower herein set forth, each Lender agrees, severally and not jointly:

               (i) to make a Tranche A Term Loan to the Borrower on the Closing Date, in a principal amount not to exceed the Tranche A Term Loan Commitment set forth opposite its name on
          Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09;

               (ii) to make a Tranche B Term Loan to the Borrower on the Closing Date in a principal amount not to exceed the Tranche B Term Loan Commitment set forth opposite its name on
          Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09;

               (iii) to make a Tranche C Term Loan to the Borrower on the Closing Date in a principal amount not to exceed the Tranche C Term Loan Commitment set forth opposite its name on
          Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09; and

               (iv) to make Tranche D Term Loans to the Borrower, at the Borrower's option, (x) on a single date occurring on, or within two Business Days after, the First Amendment Effective Date and (y) on a single date on any date during the six month period immediately subsequent to the First Amendment Effective Date (each date upon which Tranche D Term Loans are made being herein referred to as a "Tranche D Term Loan Borrowing Date"), in an aggregate principal amount not to exceed the Tranche D Term Loan Commitment set forth opposite its name on
          Schedule 2.01, as the same may be reduced from time to time pursuant to Section 2.09, provided that on the date specified in preceding clause (x), the Borrower shall be required to incur at least $50,000,000 aggregate principal amount of Tranche D Term Loans."

          "(b) Subject to the terms and conditions and relying upon the representations and warranties of Holdings and the Borrower herein set forth, each Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower, at any time and from time to time on or after the date hereof, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure at such time exceeding the Revolving Credit Commitment of such Lender at such time, as the same may be reduced from time to time pursuant to
     Section 2.09, provided that the aggregate principal amount of Revolving Loans made to the Borrower on the Closing Date shall not exceed $15,000,000."

          "(d) (iv) In the case of Revolving Loans made by Lenders other than the Swingline Lender under the immediately preceding paragraph (iii), each such Lender shall make the amount of its Revolving Loan available to the Administrative Agent, in same day funds, at the office of the Administrative Agent located at 130 Liberty Street, New York, New York, not later than 1:00 p.m.,
     New York City time, on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Loans shall be immediately delivered to the Swingline Lender (and not to the Borrower) and applied to repay the Refunded Swingline Loans. On the day such Revolving Loans are made, the Swingline Lender's Applicable Percentage of the Refunded Swingline Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swingline Lender and such portion of the Swingline Loans deemed to be so paid shall no longer be outstanding as Swingline Loans and shall be outstanding as a Revolving Loan of the Swingline Lender. The Borrower authorizes the Administrative Agent and the Swingline Lender to charge the Borrower's account with the Administrative Agent (up to the amount available in such account) in order to pay immediately to the Swingline Lender the amount of such Refunded Swingline Loans to the extent amounts received from Lenders, including amounts deemed to be received from the Swingline Lender, are not sufficient to repay in full such Refunded Swingline Loans. If any portion of any such amount paid (or deemed to be paid) to the Swingline Lender should be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.17. Subject to the compliance by the Swingline Lender with the provisions of subparagraph (vii) below, each Lender's obligation to make the Revolving Loans referred to in this paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swingline Lender, the Borrower or any other person for any reason whatsoever; (B) the occurrence or continuance of an Event of Default or a Default; (C) any adverse change in the condition (financial or otherwise) of Holdings or any of its

     Subsidiaries; (D) any breach of this Agreement by Holdings, the Borrower or any other Lender; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Nothing in this Section 2.01(d) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder."

          12. Section 2.02 of the Credit Agreement is hereby amended by deleting clauses (b) and (e) thereof in their entirety and by inserting in lieu thereof the following new clauses (b) and (e), respectively:

          "(b) Subject to Sections 2.08 and 2.14, each Borrowing shall be comprised entirely of ABR Loans or (except in the case of Swingline Loans or as set forth in the second proviso to this sentence) Eurodollar Loans as the Borrower may request pursuant to
     Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Lender shall not be entitled to any amounts payable under Section 2.13 or
     Section 2.19 in respect of increased costs arising as a result of such exercise, provided, further, that prior to the earlier of (x) the 35th day after the Closing Date and (y) the Syndication Date, the following restrictions shall apply to each Tranche (other than Tranche D Term Loans): (I) no Loans may be incurred as Eurodollar Loans prior to the fifth day after the Closing Date and (II) no more than one borrowing under each Tranche of Revolving Loans and Growth Capital Revolving Loans may be incurred as Eurodollar Loans, each of which borrowings of Eurodollar Loans shall be incurred on the fifth day after the Closing Date and have a one month Interest Period, provided, further, that prior to the earlier of (A) the 35th day after the First Amendment Effective Date and (B) the Tranche D Syndication Date, no more than one borrowing of Tranche D Term Loans may be incurred as Eurodollar Loans, which borrowing of Eurodollar Loans shall be incurred on the fifth day after the First Amendment Effective Date and have a one month Interest Period. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than 25 Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings."

          "(e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Borrowing if the Interest Period requested with respect thereto would end after the Tranche A Maturity Date, Tranche B Maturity Date, Tranche C Maturity Date, Tranche D Maturity Date, Revolving Credit Maturity Date or Growth Capital Maturity Date, as applicable."

          13. Section 2.05 of the Credit Agreement is hereby amended by deleting clauses (a) and (c) thereof in their entirety and by inserting in lieu thereof the following new clauses (a) and (c), respectively:

          "(a) The Borrower agrees to pay to each Lender (other than any Defaulting Lender), through the Administrative Agent, on the last day of March, June, September and December in each year, and on the date on which the Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a "Commitment Fee") on the average daily unused amount of the Commitments of such Lender during the preceding quarter (or other period ending with the date on which the last of the Commitments of such Lender shall be terminated) at (x) in the case of Tranche D Term Loan Commitments, a rate equal to 0.75% per annum and (y) in the case of all other Commitments, either (i) a rate equal to 0.50% per annum or (ii) for any such period commencing on or after the date of the Borrower's delivery to the Administrative Agent of the Borrower's consolidated financial statements for the second full fiscal quarter of the Borrower commencing after the Closing Date, at the rate per annum effective for each day in such period as set forth on Schedule A. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. For the purpose of calculating any Lender's Commitment Fee, the outstanding Swingline Loans during the period for which such Lender's Commitment Fee is calculated shall be deemed to be zero. The Commitment Fee due to each Lender shall commence to accrue on the Closing Date (or in the case of Tranche D Term Loan Commitments, the First Amendment Effective Date) and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein."

          "(c) The Borrower agrees to pay to the Administrative Agent, for its own account, the fees set forth in the Fee Letter dated as of December 18, 1997 and in the Fee Letter dated as of July 11, 1998, at the times specified therein (the "Administrative Agent Fees")."

          14. Section 2.06 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 2.06:

          "SECTION 2.06. Interest on Loans. (a) Subject to the provisions of paragraph (c) below and Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus, in the case of (i) Tranche A Term Loans, Revolving Loans, Swingline Loans or Growth Capital Revolving Loans, 1.25%, (ii) Tranche B Term Loans, 1.75% or (iii) Tranche C Term Loans or Tranche D Term Loans, 2.00%.

          (b)  Subject to the provisions of paragraph (c) below and
     Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus, in the case of (i) Tranche A Term Loans, Revolving Loans or Growth Capital Revolving Loans, 2.25%, (ii) Tranche B Term Loans, 2.75% or (iii) Tranche C Term Loans or Tranche D Term Loans, 3.00%.

          (c) Subject to the provisions of Section 2.07, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans, Swingline Loans and Growth Capital Revolving Loans comprising any ABR Borrowing or Eurodollar Borrowing shall bear interest (computed as set forth in paragraph
     (a) or (b) above, as applicable) for any date on or after the date of the Borrower's delivery to the Administrative Agent of the Borrower's consolidated financial statements for the second full fiscal quarter of the Borrower commencing after the Closing Date, at a rate per annum equal to the Alternate Base Rate or the Adjusted LIBO Rate, as applicable, plus the ABR Margin or the LIBOR Margin, as applicable, effective for such date as set forth on Schedule A.

          (d) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. The Administrative Agent shall give the Borrower prompt notice of each such determination."

          15. Section 2.09 of the Credit Agreement is hereby amended by deleting clauses (a) and (c) thereof in their entirety and by inserting in lieu thereof the following new clauses (a) and (c), respectively:

          "(a) (i) The Tranche A Term Loan Commitments, Tranche B Term Loan Commitments and Tranche C Term Loan Commitments shall be automatically and permanently terminated at 5:00 p.m., New York City time, on the Closing Date. The Tranche D Term Loan Commitments shall be automatically and permanently (x) reduced at 5:00 p.m., New York City time, on each date on which Tranche D Term Loans are incurred (after giving effect to the making of Tranche D Term Loans on such date), in an amount equal to the aggregate principal amount of Tranche D Term Loans incurred on such date, (y) terminated at 5:00 p.m., New York City time, in their entirety on the date occurring on the earlier of (A) six calendar months after the First Amendment Effective Date and (B) the second Tranche D Term Loan Borrowing Date, in each case, after giving effect to the making of any Tranche D Term Loans on or prior to such date and (z) prior to the termination of the Tranche D Term Loan Commitments as provided in preceding clause (y), be reduced from time to time to the extent required by Section 2.11. The Total Revolving Credit Commitment shall be automatically and permanently terminated at 5:00 p.m., New York City time, on the Revolving Credit Maturity Date. The Total Growth Capital Commitment shall be automatically and permanently terminated at 5:00 p.m., New York City time, on the Growth Capital Maturity Date.

          (ii) The Commitments (and the Term Commitments, Revolving Credit Commitments, Growth Capital Commitments, Swingline Loan Commitment and Revolving L/C Commitment of each Lender) shall terminate in their entirety on March 31, 1998 unless the Closing Date shall have occurred on or prior to such date."

          "(c) In addition to any other mandatory commitment reductions pursuant to this Section 2.09, on each date after the Closing Date upon which a mandatory prepayment of Term Loans pursuant to Section 2.12(c) and/or (d) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the amount required to be applied pursuant to said Section (determined as if an unlimited amount of Term Loans were actually outstanding) in excess of the aggregate principal amount of Term Loans then outstanding shall be applied (x) first, to permanently reduce the Total Tranche D Term Loan Commitment as then in effect, (y) second, to the extent in excess of the amount pursuant to preceding clause (x), to permanently reduce the Total Growth Capital Commitment as then in effect and (z) third, to the extent in excess of the amount applied pursuant to preceding clauses (x) and (y), to permanently reduce the Total Revolving Credit Commitment."

          16. Section 2.10 of the Credit Agreement is hereby amended by deleting clause (viii) thereof in its entirety and by inserting in lieu thereof the following new clause (viii):

          "(viii)   (A) with respect to each Tranche (other than Tranche
     D Term Loans), prior to the earlier of (i) the 35th day after the Closing Date and (ii) the Syndication Date, conversions of ABR Loans into Eurodollar Loans may only be made if the conversion is effective on the fifth day after the Closing Date and otherwise in accordance with Section 2.02(b) and (B) with respect to Tranche D Term Loans, prior to the earlier of (i) the 35th day after the First Amendment Effective Date and (ii) the Tranche D Syndication Date, conversions of ABR Loans into Eurodollar Loans may only be made if the conversion is effective on the fifth day after the First Amendment Effective Date and otherwise in accordance with
     Section 2.02(b)."

          17.  Section 2.11 of the Credit Agreement is hereby amended by
(i) in clause (a)(iii) thereof, deleting the parenthetical contained therein and by inserting in lieu thereof the following new parenthetical:

          "(each such date being called a "Tranche C Term Loan
Installment Date")",

          (ii) inserting, immediately after the amortization table contained in clause (a)(iii) thereof, the following new clause (iv):

          "(iv) The Tranche D Term Borrowings shall be payable as to principal in the amounts and on the dates set forth below (each such date being called a "Tranche D Term Loan Installment Date" and, together with the Tranche A Term Loan Installment Dates, the Tranche B Term Loan Installment Dates and the Tranche C Term Loan Installment Dates, the "Installment Dates"):

                                       Tranche D
                                       Term Loan
         Date                          Amount

         March 31, 1999                $   437,500
         June 30, 1999                 $   437,500
         September 30, 1999            $   437,500
         December 31, 1999             $   437,500
         March 31, 2000                $   437,500
         June 30, 2000                 $   437,500
         September 30, 2000            $   437,500
         December 31, 2000             $   437,500
         March 31, 2001                $   437,500
         June 30, 2001                 $   437,500
         September 30, 2001            $   437,500
         December 31, 2001             $   437,500
         March 31, 2002                $   437,500
         June 30, 2002                 $   437,500
         September 30, 2002            $   437,500
         December 31, 2002             $   437,500
         March 31, 2003                $   437,500
         June 30, 2003                 $   437,500
         September 30, 2003            $   437,500
         December 31, 2003             $   437,500
         March 31, 2004                $   437,500
         June 30, 2004                 $   437,500
         September 30, 2004            $   437,500
         December 31, 2004             $   437,500
         March 31, 2005                $   437,500
         June 30, 2005                 $   437,500
         September 30, 2005            $   437,500
         December 31, 2005             $   437,500
         March 31, 2006                $40,687,500
         June 30, 2006                 $40,687,500
         September 30, 2006            $40,687,500
         January 31, 2007              $40,687,500

         ; provided that in the event the aggregate principal amount of Tranche D Term Loans incurred (irrespective of any repayments or prepayments of any such Tranche D Term Loans) at the time that the Tranche D Term Loan Commitments are terminated in accordance with Section 2.09 is less than $175,000,000, an amount equal to such difference shall be applied to reduce the then remaining scheduled installments (as determined on the date the Tranche D Term Loan Commitments are terminated) set forth above in the table above pro rata based on the then remaining principal amount of each such amount.",

                 (iii) deleting clause (b) thereof in its entirety and by inserting in lieu thereof the following new clause (b):

                 "(b) Except as set forth in paragraphs (c) and (d) below,

                 (i) all Net Proceeds, Capital Call Contributions and Excess Cash Flow to be applied at any time to prepay Term Borrowings pursuant to Sections 2.12(c) and (d), respectively, shall be applied to the Tranche A Term Borrowings, Tranche B Term Borrowings, Tranche C Term Borrowings and Tranche D Term Borrowings ratably in accordance with the respective principal amounts outstanding thereof; and

                 (ii) each prepayment of principal of the Term Borrowings pursuant to Section 2.12(a) shall be applied to the Tranche A Term Borrowings, the Tranche B Term Borrowings, the Tranche C Term Borrowings and the Tranche D Term Borrowings ratably in accordance with the respective outstanding principal amounts thereof.

                 Such prepayments made pursuant to Section 2.12(a) and prepayments made pursuant to Section 2.12(d) shall reduce scheduled payments required under paragraph (a) above, of the respective Tranches of Term Loans required to be repaid, after the date of such prepayment in the scheduled order of maturity and such prepayments made pursuant to Section 2.12(c) shall reduce scheduled payments required under paragraph (a) above, of the respective Tranches of Term Loans required to be repaid, after the date of such prepayment on a pro rata basis. To the extent not previously paid, all Tranche A Term Borrowings shall be due and payable on the Tranche A Maturity Date, all Tranche B Term Borrowings shall be due and payable on the Tranche B Maturity Date, all Tranche C Term Borrowings shall be due and payable on the Tranche C Maturity Date and all Tranche D Term Borrowings shall be due and payable on the Tranche D Maturity Date. Each payment of Borrowings pursuant to this Section 2.11 shall be accompanied by accrued interest on the principal amount paid to but excluding the date of payment." and

                 (iv) deleting clause (d) thereof in its entirety and by inserting in lieu thereof the following new clause (d):

                 "(d) Any Lender holding Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans may, to the extent Tranche A Term Borrowings are outstanding, elect on not less than one Business Day's prior written notice to the Administrative Agent with respect to (i) any optional prepayment made pursuant to

         Section 2.12(a), if the Borrower shall have consented to the availability of such election pursuant to this Section 2.11(d), or (ii) any mandatory prepayment made pursuant to
         Section 2.12(c) or (d), not to have such prepayment applied to such Lender's Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans, as the case may be, until all Tranche A Term Borrowings shall have been paid in full, in which case the amount not so applied shall be applied to prepay Tranche A Term Borrowings, and shall reduce scheduled payments under
         Section 2.11(a) after the date of any prepayment on the same basis as is provided for the respective types of payments pursuant to Section 2.11(b)."

                 18. Section 2.12(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 2.12(c):

                 "(c) The Borrower shall apply all Net Proceeds and Capital Call Contributions promptly upon receipt thereof by Holdings, the Borrower or any of their Subsidiaries to prepay Term Borrowings in accordance with paragraphs (b) and (d) of
         Section 2.11, provided that to the extent Capital Call Contributions are required by the express terms of the Capital Call Agreement to be applied to outstanding obligations pursuant to this Agreement in a manner different from that provided above in this Section 2.12(c), such Capital Call Contributions shall be applied in accordance with the express requirements of the Capital Call Agreement."

                 19. Section 2.21 of the Credit Agreement is hereby amended by deleting the reference to "Revolving Commitment" therein and by inserting in lieu thereof a reference to "Revolving Credit
Commitment".

                 20. Article III of the Credit Agreement is hereby amended by adding the following new section at the end thereof:

                 "SECTION 3.25 Year 2000. Except to the extent the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, each of Holdings, the Borrower and each of their respective Subsidiaries has taken (or is taking) all reasonable measures (including reprogramming, remediation, internal testing and other corrective action) to ensure that all of its Information Systems and Equipment are Year 2000 Compliant. Furthermore, to the extent that such reprogramming, remediation, testing or other corrective action is required, the cost thereof, as well as the cost of the reasonably foreseeable consequences of failure of such Information Systems and Equipment to become Year 2000 Compliant, to Holdings and its Subsidiaries (including, without limitation, reprogramming errors and the failure of other systems or equipment) could not reasonably result in a Material Adverse Effect."

                 21. Section 4.01 of the Credit Agreement is hereby amended by (i) inserting, immediately after clause (c) thereof, the following new clause (d):

                 "(d)     In the event of any Tranche D Term Borrowings,
         to the best of the knowledge of Holdings and the Borrower (in each case, after due inquiry), no Capital Call Event (as defined in the Capital Call Agreement) shall have theretofore occurred." and

                 (ii) deleting the penultimate sentence thereof and inserting in lieu thereof the following new sentence:

         "Each Borrowing (including without limitation each Tranche D Term Borrowing) and each issuance of a Letter of Credit (except those specified in the parenthetical contained in the introductory paragraph of this Section 4.01) shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing or issuance, as the case may be, as to the matters specified in paragraphs (b) and (c) of this
         Section 4.01 and, with respect to any Tranche D Term Borrowings, as to the matter specified in paragraph (d) of this Section 4.01."

                 22. Section 6.01 of the Credit Agreement is hereby amended by (i) deleting clause (a) thereof and inserting in lieu thereof the following new clause (a):

                 "(a) Indebtedness existing on the date hereof and set forth in Schedule 6.01, but not any extensions, renewals or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the date of this Agreement and (ii) refinancings and extensions of any such Indebtedness if the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended, provided that such extending, renewal or replacement Indebtedness shall not be (A) Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced or (B) in a principal amount which exceeds the Indebtedness being renewed, extended or refinanced (plus unpaid accrued interest and premium thereon), provided, further, that, for purposes of preceding sub-clause
         (ii), refinancings of Indebtedness thereunder shall include, with respect to any Indebtedness existing on the date hereof and set forth in Schedule 6.01 and which constitutes Converted Foreign Debt, incurrence of Indebtedness which would otherwise satisfy the requirements of this paragraph (a) of Section 6.01 assuming that such Converted Foreign Debt had not been converted into (or otherwise accounted for as) equity of the obligor and that such Converted Foreign Debt constitutes the Indebtedness being refinanced and is outstanding on the date of such incurrence of Indebtedness (provided, that no premium, interest, penalties, fees, indemnification, reimbursements, damages or any other liabilities shall be attributable to, or deemed to have accrued or otherwise become due and payable with respect to, any such Converted Foreign Debt);",

(ii) in clause (j) thereof, (x) deleting the phrase "paragraph (j) shall not at any time outstanding exceed $15,000,000" appearing therein and by inserting in lieu thereof the phrase "paragraph (j) (including the amount of any Permitted Refinancing Indebtedness incurred pursuant to the last parenthetical of this paragraph (j) of Section 6.01) shall not at any time outstanding exceed $25,000,000 (plus, upon the assumption of the Assumed Note by a Subsidiary of the Borrower, an amount equal to the aggregate principal amount (not to exceed 106,229,000 French francs) of the Assumed Note)" and (y) inserting the following parenthetical at the end thereof: "(it being understood and agreed that Permitted Refinancing Indebtedness incurred to refinance Indebtedness otherwise permitted under this paragraph (j), or refinancings thereof previously effected pursuant to this parenthetical, shall be permitted)", (iii) in clause (o) thereof, changing the reference therein to "$20,000,000" to "$50,000,000", (iv) deleting clause (v) thereof and inserting in lieu thereof the following new clause (v):

                 "(v) Indebtedness of any Foreign Subsidiary that is a Subsidiary of the Borrower (which Subsidiary must be a Wholly Owned Subsidiary of the Borrower to the extent the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (v) exceeds $30,000,000) to the Borrower or any domestic Subsidiary of the Borrower (which domestic Subsidiary must be a Wholly Owned Subsidiary of the Borrower to the extent the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (v) exceeds $30,000,000) in an aggregate principal amount outstanding at any time not in excess of the higher of (i) $30,000,000 and (ii) the aggregate principal amount of Indebtedness necessary or desirable (as determined in good faith by the Borrower and such Foreign Subsidiary) to be incurred by such Foreign Subsidiary in connection with the consummation of the Designated Business Acquisitions; provided that if the Administrative Agent or Required Lenders so request, any such Indebtedness shall be evidenced by a promissory note which shall be in form and substance satisfactory to the Administrative Agent and which shall be pledged pursuant to the Pledge Agreement (so long as such pledge would not result in adverse tax consequences to Holdings, the Borrower or the applicable Subsidiary); it being understood and agreed that to the extent any Indebtedness incurred under this paragraph (v) of Section 6.01 in connection with the Designated Business Acquisitions constitutes at any time or from time to time Converted Foreign Debt, incurrence of Indebtedness shall be permitted hereunder to refinance such Converted Foreign Debt (assuming for purposes of succeeding clauses (i) through (iv), inclusive, that such Converted Foreign Debt had not been converted into (or otherwise accounted for as) equity of the obligor), provided that (i) the principal amount of such refinancings does not exceed the principal amount of such Converted Foreign Debt, (ii) the average life to maturity of such refinancings is greater than or equal to that of such Converted Foreign Debt, (iii) if the Converted Foreign Debt is subordinated in right of payment to the Obligations under this Agreement, such refinancing shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Converted Foreign Debt and (iv) no refinancings shall have different obligors or obligees (i.e., the obligees shall be the Borrower or any domestic Subsidiary of the Borrower (which domestic Subsidiary must be a Wholly Owned Subsidiary of the Borrower to the extent the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (v) exceeds $30,000,000)), or greater guarantees or security, than the Converted Foreign Debt, provided, further, no premium, interest, penalties, fees, indemnification, reimbursements, damages or any other liabilities shall be attributable to, or deemed to have accrued or otherwise become due and payable with respect to, any such Converted Foreign Debt;",

(v) redesignating clause "(w)" thereof as clause "(x)" thereof and changing the reference therein to clause "(v)" to "(w)" and (vi) inserting, immediately after clause (v) thereof, the following new clause:

                 "(w) Indebtedness of the Borrower and its domestic Subsidiaries in respect of one or more IRB Financings so long as
         (i) the aggregate outstanding principal amount thereof does not at any time exceed $30,000,000 (as reduced by any repayments of principal thereof), (ii) such Indebtedness is incurred on or before the date occurring eighteen calendar months after the First Amendment Effective Date, (iii) no Default or Event of Default exists at the time of the incurrence of the respective IRB Financing or would result therefrom and (iv) all of the terms and conditions of the respective IRB Financing Documents (as well as the structure of the respective IRB Financing) are in form and substance satisfactory to the Administrative Agent (it being understood and agreed that promptly (A) upon any increase in the aggregate outstanding principal amount of IRB Financings from time to time on or before the date occurring eighteen calendar months after the First Amendment Effective Date or (B) upon request of the Administrative Agent, the Borrower shall deliver a certificate to the Administrative Agent, signed by a Responsible Officer of the Borrower and certifying as to (1) the aggregate principal amount of all IRB Financings theretofore incurred by the Borrower and its domestic Subsidiaries (irrespective of any repayments or prepayments of any such IRB Financings) and (2) if different than the amount set forth in immediately preceding sub-clause, the then aggregate outstanding principal amount of such IRB Financings); and".

                 23. Section 6.02(d) of the Credit Agreement is hereby amended by inserting, immediately after the first reference therein to "Indebtedness", the following parenthetical:

         "(or Permitted Refinancing Indebtedness, in which case any such Lien shall be permitted subject to compliance with clause (iv) of the definition of Permitted Refinancing Indebtedness contained herein)".

                 24. Section 6.04 of the Credit Agreement is hereby amended by (i) in clause (k) thereof, changing the reference therein to "$20,000,000" to "$25,000,000", (ii) in clause (l) thereof, inserting the following parenthetical at the end thereof: "(it being understood and agreed that investments by the Borrower and its Subsidiaries in Foreign Subsidiaries that are Wholly Owned Subsidiaries of the Borrower shall be permitted to the extent necessary or desirable (as determined in good faith by the Borrower) to be made in connection with the Designated Business Acquisitions)", (iii) in clause (m) thereof, inserting, immediately after the reference to "Designated Capital Contributions" therein, the phrase "and Capital Call Contributions", (iv) in clause (r) thereof, deleting the word "and" at the end thereof and (v) inserting, immediately after clause (r) thereof, the following new clause:

                 "(s) investments constituting Converted Foreign Debt permitted under Sections 6.01(a) and/or (v); and".

                 25. Section 6.07 of the Credit Agreement is hereby amended by (i) deleting clause (a) thereof and inserting in lieu thereof the following new clause (a):

                 "(a) Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transaction with, any of its Affiliates or any known direct or indirect holder of 10% or more of any class of capital stock of Holdings, unless such transaction forms a part of the Recapitalization or is (i) otherwise permitted (or required) under this Agreement or the Capital Call Agreement and
         (ii) upon terms no less favorable to Holdings, the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's-length transaction with a person which was not an Affiliate, provided that the foregoing restriction shall not apply to (A) the payment to the Fund or any of its Affiliates or the Fund Affiliates of the monitoring and management fees referred to in paragraph (c) below or fees payable on the Closing Date or (B) the indemnification of directors of Holdings, the Borrower and their Subsidiaries in accordance with customary practice." and

                 (ii) in clause (b) thereof, deleting sub-clause (viii) thereof in its entirety and inserting in lieu thereof the following new sub-clause (viii):

         "(viii) any purchase by the Investors or the Continuing Partners of Equity Interests of Holdings or Investor LP (whether pursuant to the Capital Call Agreement or otherwise) or any purchase by Holdings of Equity Interests of the Borrower or any contribution by Holdings to the equity capital of the Borrower, provided that any Equity Interests of the Borrower purchased by Holdings shall be pledged to the Collateral Agent on behalf of the Lenders pursuant to the Pledge Agreement,".

                 26. Section 6.09 of the Credit Agreement is hereby amended by (i) in clause (b)(i) thereof, inserting, immediately before the phrase "any Holdings Discount Notes", the phrase "any IRB Financings (without the prior written consent of the Administrative Agent)," and
(ii) in clause (b)(ii) thereof, (x) inserting, immediately before the first reference to the phrase "any Holdings Discount Notes", the phrase "any IRB Financings (without the prior written consent of the Administrative Agent)," and (y) inserting, immediately before the phrase "any Holdings Discount Notes Document", the phrase "any of the respective IRB Financing Documents,".

                 27. Section 6.10(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 6.10(a):

                 "(a) (x) During the period (taken as one accounting period) from the Closing Date through and including December 31, 1998, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $200,000,000 and (y) during any fiscal year thereafter the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed the amount set forth opposite such fiscal year below (provided that the amounts for such fiscal years set forth in clauses (x) and (y) hereof shall be reduced by any amounts used to make Permitted Business Acquisitions pursuant to clause (x) of the proviso to the definition of Permitted Business Acquisition Amount):

                        Year                        Amount

                        1999                     $140,000,000

                        2000                     $110,000,000

                        2001                     $ 90,000,000

                        2002 and each fiscal     $ 80,000,000".
                        year thereafter

                 28. Section 6.11 of the Credit Agreement is hereby amended by inserting, immediately after the phrase "December 31, 1998, multiplied by 4/3" appearing therein, the following additional proviso:

         ", provided, further, to the extent any Asset Disposition or any Permitted Business Acquisition (or any similar transaction or transactions which require a waiver or a consent of the Required Lenders pursuant to Section 6.05) has occurred during the relevant Test Period, the Interest Coverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences".

                 29. Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing at the end of clause (k) thereof, (ii) inserting the word "or" at the end of clause (l) thereof and (iii) inserting, immediately after clause (l) thereof, the following new clause (m):

                 "(m) (i) the Capital Call Agreement or any material provision thereof shall cease to be in full force and effect, or Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP, any Loan Party or any person acting by or on behalf of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP or any such Loan Party shall deny or disaffirm in writing its obligations under the Capital Call Agreement or Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP, any Loan Party or any person acting on or behalf of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP or any such Loan Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Capital Call Agreement and such default shall continue unremedied for a period of 10 days or (ii) any representation, warranty or statement made (or deemed made) by Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership or Investor LP in the Capital Call Agreement shall prove to be false or misleading in any material respect on the date as of which made or deemed made;".

                 30. Section 7.02 of the Credit Agreement is hereby amended by adding the following new clause (c) immediately at the end thereof:

                 "(c) Limitation Regarding Capital Call Agreement. Notwithstanding anything herein to the contrary, it is understood and agreed that any increases to EBITDA pursuant to
         Section 7.02(a) shall have no effect (and shall not increase EBITDA) in measuring Financial Performance Covenants for purposes of determining compliance with the Capital Call Agreement."

                 31. Section 9.18 of the Credit Agreement is hereby amended by deleting the references to "(except, if any such Holdings Partner is a Loan Party, for such Loan Party's obligations under the Loan Documents)" appearing in clauses (a) and (b) thereof and by inserting in lieu of each reference thereto a reference to "(except, if any such Holdings Partner is a Loan Party or is otherwise a party to any Loan Documents, for such person's obligations under such Loan Documents)".

                 32. The Credit Agreement is hereby amended by deleting Schedules A and 2.01 thereto in their entirety and by inserting in lieu thereof new Schedules A and 2.01, respectively, in the form of the respective such Schedules attached hereto.

                 33. The Credit Agreement is hereby amended by (i) deleting Exhibits A and B thereto in their entirety and by inserting in lieu thereof new Exhibits A and B, respectively, in the forms of the respective such Exhibits attached hereto and (ii) inserting new Exhibit K in the form of Exhibit K attached hereto.

                                   II.

          Acknowledgment with respect to Various Loan Documents.

                 1. For avoidance of doubt, the Borrower hereby acknowledges and confirms its due execution and delivery of all Loan Documents (each Loan Document as amended, modified or supplemented through and including the date hereof), including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

                 2. Each Loan Party, by its execution and delivery of a copy of this First Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement. Each Loan Party further acknowledges and agrees to the provisions of this First Amendment and hereby agrees for the benefit of the Lenders that all extensions of credit (including without limitation all Tranche D Term Loans) pursuant to the Credit Agreement (as same is amended by this First Amendment, and as same may be further amended, modified or supplemented from time to time) shall be fully entitled to all benefits of (and shall be fully guaranteed pursuant to) each of the Guarantee Agreements and shall be fully secured pursuant to, and in accordance with the terms of, all the Security Documents.

                                   III.

                              Miscellaneous.

                 1. In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants to each of the Lenders that (i) all representations and warranties contained in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date and after giving effect to this First Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date after giving effect to this First Amendment.

                 2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

                 3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

                 4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                 5. This First Amendment shall become effective on the date (the "First Amendment Effective Date") when:

                 (a) Each Loan Party (including, without limitation, Holdings, the Borrower, the Co-Borrower and each Subsidiary Guarantor) and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) same to the Administrative Agent at its office located at 130 Liberty Street, New York, New York;

                 (b) Each of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Investor LP, Holdings and the Borrower shall have signed a counterpart of the Capital Call Agreement (whether the same or different counterparts) and shall have delivered (including by usage of facsimile transmission) same to the Administrative Agent at its office located at 130 Liberty Street, New York, New York, and the Capital Call Agreement shall be in full force and effect on such date and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral described in such agreement shall have been delivered to the Collateral Agent;

                 (c) The Administrative Agent shall have received, on behalf of itself, the Syndication Agent, the Documentation Agent, the Collateral Agent, the Lenders and the Fronting Bank, a favorable written opinion, in form and substance satisfactory to the Administrative Agent, of special New York counsel, special Pennsylvania counsel and special Cayman Islands counsel for the various Loan Parties and the other parties (other than the Administrative Agent and the Collateral Agent) to the Capital Call Agreement (each of which counsel shall be reasonably satisfactory to the Administrative Agent), in each case (i) dated the First Amendment Effective Date,
         (ii) addressed to the Fronting Bank, the Administrative Agent, the Syndication Agent, the Collateral Agent, the Documentation Agent and the Lenders and (iii) covering such matters incident to this First Amendment, the Capital Call Agreement and the transactions contemplated herein and therein as the Administrative Agent and the Required Lenders may reasonably request;

                 (d) All legal matters incident to this First Amendment (including the borrowings and extensions of credit pursuant to the Credit Agreement as amended hereby), the Capital Call Agreement and the other Loan Documents shall be reasonably satisfactory to the Administrative Agent and the Required Lenders;

                 (e)  With respect to the Loan Parties, the
         Administrative Agent shall have received each of the following items: (i) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the First Amendment Effective Date and certifying (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or, its managing general partner or managing member) authorizing the execution, delivery and performance of this First Amendment (and the Capital Call Agreement, in the case of Holdings and the Borrower) and the consummation of the transactions contemplated hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (y) as to the incumbency and specimen signature of each officer executing this First Amendment (and the Capital Call Agreement, in the case of Holdings and the Borrower) on behalf of such Loan Party, (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to preceding clause
         (i), (iii) in the case of Holdings and the Borrower, a certificate as to the good standing of such person as of a recent date from the Secretary of State of the Commonwealth of Pennsylvania or the State of Delaware, as the case may be, and
         (iv) such other documents as the Administrative Agent and the Required Lenders may reasonably request, and all of the foregoing shall be reasonably acceptable to the Administrative Agent in its reasonable discretion;

                 (f) With respect to each of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership and Investor LP, each of the following items shall have been made available (and be satisfactory) to the Administrative Agent: (i) a true and complete copy of the certificate or articles of incorporation, partnership agreement or other constituent documents, including all amendments thereto, of such person, (x) in the case of a corporation, certified as of a recent date by the Secretary of State of the state of its organization, or (y) in the case of a partnership, certified by an authorized person of such person and (ii) a true and complete copy of the by-laws (or partnership agreement or other equivalent governing documents) of such person as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in succeeding clause (g);

                 (g) With respect to each of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership and Investor LP, the Administrative Agent shall have received each of the following items: (i) a certificate of an authorized person of such person dated the First Amendment Effective Date and certifying (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such person (or, its managing general partner or managing member) authorizing the execution, delivery and performance of the Capital Call Agreement to which such person is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (y) that the certificate or articles of incorporation, partnership agreement or other constituent documents and by-laws of such person made available pursuant to clause (f) above have not been amended since the date of the last amendment thereto disclosed and (z) as to the incumbency and specimen signature of each person executing the Capital Call Agreement or any other document delivered in connection herewith on behalf of such person, (ii) a certificate of another authorized person as to the incumbency and specimen signature of the authorized person executing the certificate pursuant to (i) above, (iii) a certificate as to the good standing of such person as of a recent date from the applicable Governmental Authority and (iv) such other documents as the Administrative Agent and the Required Lenders may reasonably request, and all of the foregoing shall be reasonably acceptable to the Administrative Agent in its reasonable discretion;

                 (h) The Administrative Agent shall have received a certificate of the Borrower, dated the First Amendment Effective Date and signed by the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b), (c) and (d) of
         Section 4.01; and

                 (i) The Collateral Agent shall have received (i) fully executed counterparts of amendments (the "Mortgage Amendments"), in form and substance satisfactory to the Administrative Agent and the Required Lenders, to each of the Mortgages, together with evidence that counterparts of each of the Mortgage Amendments have been delivered to the title insurance company insuring the Lien of the Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively maintain a valid and enforceable first priority (subject to any Lien expressly permitted by Section 6.02 of the Credit Agreement) mortgage lien on each Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Parties, (ii) endorsements of the authorized issuing agent for title insurers reasonably satisfactory to the Collateral Agent to each policy or policies of title insurance relating to the Mortgages Properties assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Property, free and clear of all defects and encumbrances (except any Lien expressly permitted by Section
         6.02 of the Credit Agreement) and (iii) such other documents as the Administrative Agent and the Required Lenders may reasonably request, and all of the foregoing shall be reasonably acceptable to the Administrative Agent in its reasonable discretion.

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in this Section 5 of Part III have not been met to its satisfaction, upon the satisfaction of the conditions described in clauses (a) and (b) above and upon the Administrative Agent's good faith determination that the conditions described in clauses
(c) through (i), inclusive, above have been met, then the First Amendment Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the First Amendment Effective Date shall not release Holdings, the Borrower, any other Loan Party or any other relevant person from any liability for failure to satisfy one or more of the applicable conditions contained in this Section 5 of Part
III). The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the First Amendment Effective Date.

                 6.  Promptly following any request from the
Administrative Agent (and in any event within 60 days after receiving any such request), Holdings, the Borrower, the Co-Borrower and the other Loan Parties shall take such action or actions as may be reasonably requested by the Administrative Agent to protect and preserve any security interests created, or intended to be created, pursuant to the various Security Documents (including without limitation the Capital Call Agreement). It is understood and agreed by the parties hereto that the provisions of this Section 6 of Part III shall constitute a covenant and agreement for purposes of the Credit Agreement.

                 7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
                                *   *   *

                 IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                          GRAHAM PACKAGING HOLDINGS
                          COMPANY
                          By:  BCP/Graham Holdings L.L.C., its
                               general partner


                          By:  /s/ John E. Hamilton
                              ___________________________________
                              Name:  John E. Hamilton
                              Title:

                          GRAHAM PACKAGING COMPANY
                          By: GPC Opco GP LLC, its general partner


                          By:  /s/ John E. Hamilton
                              ___________________________________
                              Name:  John E. Hamilton
                              Title:

                          GPC CAPITAL CORP. I


                          By:  /s/ John E. Hamilton
                              ___________________________________
                              Name:  John E. Hamilton
                              Title:

                            BANKERS TRUST COMPANY,
                            Individually, as Administrative Agent,
                            as Syndication Agent and as Fronting Bank

                          By:  /s/ Mary Kay Coyle
                              ___________________________________
                              Name:  Mary Kay Coyle
                              Title: Managing Director

                          NATIONSBANK, N.A.,
                            Individually and as Documentation Agent

                          By:  /s/ Philip Durand
                              ___________________________________
                              Name:  Philip Durand
                              Title: Vice President

                          ABN AMRO BANK, NV


                          By:  /s/ Roy D. Hasbrook
                              ___________________________________
                              Name:  Roy D. Hasbrook
                              Title: Group Vice President and Director


                          By:  /s/ Louis K. McLinden, Jr.
                              ___________________________________
                              Name:  Louis K. McLinden, Jr.
                              Title: Vice President

                          AG CAPITAL FUNDING PARTNERS L.P.

                          By:  Angello Gordon & Co., L.P.,
                               as Investment Advisor

                          By:  /s/ Jeffrey H. Aronson
                              ___________________________________
                              Name:  Jeffrey H. Aronson
                              Title: Managing Director

                          ALLIANCE CAPITAL MANAGEMENT L.P.,
                          as Manager on behalf of ALLIANCE CAPITAL
                          FUNDING, L.L.C.

                          By:  ALLIANCE CAPITAL MANAGEMENT
                               CORPORATION, General Partner of Alliance
                               Capital Management L.P.

                          By:  /s/ Kenneth G. Ostmann
                              ___________________________________
                              Name:  Kenneth G. Ostmann
                              Title: Vice President

                          AMARA-I FINANCE LIMITED


                          By:  /s/ Ian David Moore
                              ___________________________________
                              Name:  Ian David Moore
                              Title: Director

                          ARCHIMEDES FUNDING, L.L.C.

                          By:  ING Capital Advisors, Inc.,
                               as Collateral Manager


                          By:  /s/ Michael D. Hatley
                              ___________________________________
                              Name:  Michael D. Hatley
                              Title: Senior Vice President

                          ARES LEVERAGED INVESTMENT FUND, L.P.

                          By:  Ares Management, L.P.
                               General Partner


                          By:  /s/ Merritt S. Hooper
                              ___________________________________
                              Name:  Merritt S. Hooper
                              Title: Vice President

                          THE BANK OF NOVA SCOTIA


                          By:  /s/ J. Alan Edwards
                              ___________________________________
                              Name:  J. Alan Edwards
                              Title: Authorized Signatory

                          BANK OF TOKYO-MITSUBISHI TRUST
                          COMPANY


                          By:  /s/ Nicholas J. Campbell
                              ___________________________________
                              Name:  Nicholas J. Campbell
                              Title: Vice President

                          THE CHASE MANHATTAN BANK


                          By:  /s/ Robert T. Sacks
                              ___________________________________
                              Name:  Robert T. Sacks
                              Title: Managing Director

                          CIBC, INC.


                          By:  /s/ Frank Fiorito
                              ___________________________________
                              Name:  Frank Fiorito
                              Title: Authorized Signatory

                          CREDIT AGRICOLE INDOSUEZ


                          By:  /s/ Craig Welch
                              ___________________________________
                              Name:  Craig Welch
                              Title: First Vice President


                          By:  /s/ Sarah McClintock
                              ___________________________________
                              Name:  Sarah McClintock
                              Title: Vice President & Team Leader

                          CONTINENTAL ASSURANCE COMPANY
                          SEPARATE ACCOUNT (E)
                          By:  TCW Asset Management Company
                          as Attorney-in-Fact


                          By:  /s/ Mark L. Gold
                              ___________________________________
                              Name:  Mark L. Gold
                              Title: Managing Director


                          By:  /s/ Justin L. Driscoll
                              ___________________________________
                              Name:  Justin L. Driscoll
                              Title: Senior Vice President

                          CREDIT LYONNAIS, NEW YORK BRANCH


                          By:  /s/ Attila Koc
                              ___________________________________
                              Name:  Attila Koc
                              Title: First Vice President

                          CYPRESSTREE INVESTMENT MANAGEMENT
                          COMPANY, INC.
                          As:  Attorney-in-Fact and on behalf on First
                          Allmerica Financial Life Insurance Company as Portfolio Manager


                          By:  /s/ Catherine C. McDermott
                              ___________________________________
                              Name:  Catherine C. McDermott
                              Title: Principal

                          CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                          By:  CypressTree Investment Management
                          Company, Inc., as Portfolio Manager.


                          By:  /s/ Catherine C. McDermott
                              ___________________________________
                              Name:  Catherine C. McDermott
                              Title: Principal

                          DEEPROCK & COMPANY

                          By:  Eaton Vance Management,
                               as investment advisor


                          By:  /s/ Scott H. Page
                              ___________________________________
                              Name:  Scott H. Page
                              Title: Vice President

                          DELANO COMPANY

                          By:  PACIFIC INVESTMENT MANAGEMENT
                               COMPANY, as its Investment Advisor


                          By:             Illegible
                              ___________________________________
                              Name:
                              Title:

                          FIRSTRUST BANK


                          By:  /s/ Edward D'Ancona
                              ___________________________________
                              Name:  Edward D'Ancona
                              Title: Executive Vice President

                          FIRST DOMINION FUNDING I


                          By:  /s/ Andrew H. Marshak
                              ___________________________________
                              Name:  Andrew H. Marshak
                              Title: Authorized Signatory

                          FIRSTUNION NATIONAL BANK, successor by
                          merger to Corestates Bank, N.A.


                          By:  /s/ Joan Anderson
                              ___________________________________
                              Name:  Joan Anderson
                              Title: Vice President

                          FRANKLIN FLOATING RATE TRUST


                          By:  /s/ Chauncey Lufkin
                              ___________________________________
                              Name:  Chauncey Lufkin
                              Title: Vice President

                          THE FUJI BANK, LTD.


                          By:  /s/ Teiji Teramoto
                              ___________________________________
                              Name:  Teiji Teramoto
                              Title: Vice President & Manager

                          GOLDMAN SACHS CREDIT PARTNERS L.P.


                          By:  /s/ Stephen B. Kim
                              ___________________________________
                              Name:  Stephen B. Kim
                              Title: Authorized Signatory

                          IMPERIAL BANK, a California banking
                          corporation


                          By:  /s/ Ray Vadalma
                              ___________________________________
                              Name:  Ray Vadalma
                              Title: Senior Vice President

                          INDOSUEZ CAPITAL FUNDING IV, L.P.

                          By:  INDOSUEZ CAPITAL LUXEMBOURG,
                          as Collateral Manager


                          By:  /s/ Denis Sergent
                              ___________________________________
                              Name:  Denis Sergent
                              Title: Authorized Signatory

                          INDOSUEZ CAPITAL FUNDING IIA, LIMITED.

                          By:  INDOSUEZ CAPITAL LUXEMBOURG,
                          as Collateral Manager


                          By:  /s/ Denis Sergent
                              ___________________________________
                              Name:  Denis Sergent
                              Title: Authorized Signatory

                          KZH-CRESCENT-2 CORPORATION


                          By:  /s/ Virginia Conway
                              ___________________________________
                              Name:  Virginia Conway
                              Title: Authorized Agent

                          KZH - CYPRESS TREE - I CORPORATION


                          By:  /s/ Virginia Conway
                              ___________________________________
                              Name:  Virginia Conway
                              Title: Authorized Agent

                          KZH HOLDING CORPORATION III


                          By:  /s/ Virginia Conway
                              ___________________________________
                              Name:  Virginia Conway
                              Title: Authorized Agent

                          KZH-SOLEIL CORPORATION


                          By:  /s/ Virginia Conway
                              ___________________________________
                              Name:  Virginia Conway
                              Title: Authorized Agent

                          THE LONG-TERM CREDIT BANK OF JAPAN,
                          LIMITED, New York Branch


                          By:  /s/ Koji Sasayama
                              ___________________________________
                              Name:  Koji Sasayama
                              Title: Deputy General Manager

                          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                          By:  /s/ Andrew Dickey
                              ___________________________________
                              Name:  Andrew Dickey
                              Title: Managing Director


                          MASSMUTUAL CORPORATE
                          VALUE PARTNERS LIMITED

                          By:  MASSMUTUAL MUTUAL LIFE
                               INSURANCE COMPANY,
                               as Investment Manager


                          By:  /s/ Andrew Dickey
                              ___________________________________
                              Name:  Andrew Dickey
                              Title: Managing Director


                          MASSMUTUAL/DARBY CBO LLC

                          By:  MASSMUTUAL/DARBY CBO IM INC.,
                               as Investment Manager

                          By:  /s/ Andrew Dickey
                              ___________________________________
                              Name:  Andrew Dickey
                              Title: Vice President

                          MASSACHUSETTS MUTUAL LIFE
                          INSURANCE COMPANY


                          By:  /s/ John B. Wheeler
                              ___________________________________
                              Name:  John B. Wheeler
                              Title: Managing Director


                          MASSMUTUAL HIGH YIELD PARTNERS II,
                          L.L.C.

                          By:  HYP Management, Inc., as managing member


                          By:  /s/ John B. Wheeler
                              ___________________________________
                              Name:  John B. Wheeler
                              Title: Vice President

                          MERRILL LYNCH DEBT STRATEGIES
                          PORTFOLIO

                          By:  MERRILL LYNCH ASSET MANAGEMENT
                               L.P, as Investment Advisor


                          By:  /s/ Joseph P. Matteo
                              ___________________________________
                              Name:  Joseph P. Matteo
                              Title: Authorized Signatory


                          MERRILL LYNCH GLOBAL INVESTMENT
                          SERIES, INCOME STRATEGIES PORTFOLIO

                          By:  MERRILL LYNCH ASSET MANAGEMENT
                               L.P, as Investment Advisor

                          By:  /s/ Joseph P. Matteo
                              ___________________________________
                              Name:  Joseph P. Matteo
                              Title: Authorized Signatory


                          MERRILL LYNCH PRIME RATE PORTFOLIO

                          By:  MERRILL LYNCH ASSET MANAGEMENT
                               L.P, as Investment Advisor


                          By:  /s/ Joseph P. Matteo
                              ___________________________________
                              Name:  Joseph P. Matteo
                              Title: Authorized Signatory

                          MERRILL LYNCH SENIOR FLOATING RATE
                          FUND, INC.


                          By:  /s/ Joseph P. Matteo
                              ___________________________________
                              Name:  Joseph P. Matteo
                              Title: Authorized Signatory


                          DEBT STRATEGIES FUND III, INC.


                          By:  /s/ Joseph P. Matteo
                              ___________________________________
                              Name:  Joseph P. Matteo
                              Title: Authorized Signatory

                          METROPOLITAN LIFE INSURANCE COMPANY


                          By:  /s/ James R. Dingler
                              ___________________________________
                              Name:  James R. Dingler
                              Title: Director

                          THE MITSUBISHI TRUST AND BANKING
                          CORPORATION


                          By:  /s/ Beatrice E. Kossodo
                              ___________________________________
                              Name:  Beatrice E. Kossodo
                              Title: Senior Vice President

                          ML BCO IV (CAYMAN)
                          By:  Highland Capital Management, L.P.
                          as Collateral Manager


                          By:  /s/ Mark K. Okada
                              ___________________________________
                              Name:  Mark K. Okada
                              Title: Executive Vice President

                          ML CLO XV PILGRIM AMERICA (CAYMAN)
                          LTD.

                          By:  PILGRIM AMERICA INVESTMENTS, INC.,
                          as its Investment Manager

                          By:  /s/ Jeffrey A. Bakalar
                              ___________________________________
                              Name:  Jeffrey A. Bakalar
                              Title: Vice President

                          MORGAN STANLEY DEAN WITTER PRIME
                          INCOME TRUST


                          By:  /s/ Peter Gewirtz
                              ___________________________________
                              Name:  Peter Gewirtz
                              Title: Authorized Signatory

                          NATEXIS BANQUE BFCE


                          By:  /s/ Kevin McOwen
                              ___________________________________
                              Name:  Kevin McOwen
                              Title: Assistant Treasurer


                          By:             Illegible
                              ___________________________________
                              Name:
                              Title:

                          NORSE CBO, LTD.

                          By:  Peterson Capital Management, LLC
                               as its Investment Advisor
                          By:  Peterson Capital Advisors, LLC
                               its Manager and Pursuant to delegated
                               authority


                          By:  /s/ Timothy S. Peterson
                              ___________________________________
                              Name:  Timothy S. Peterson
                              Title: President

                          NORTHERN LIFE INSURANCE COMPANY

                          By:  ING Capital Advisors Inc.,
                               as Investment Advisor


                          By:  /s/ Michael D. Hatley
                              ___________________________________
                              Name:  Michael D. Hatley
                              Title: Senior Vice President

                          OAK HILL SECURITIES FUND, L.P.

                          By:  Oak Hill Securities by GenPar, L.P.
                               its General Partner

                          By:  Oak Hill Securities M.G.P., Inc.,
                               its General Partner


                          By:  /s/ Scott D. Krase
                              ___________________________________
                              Name:  Scott D. Krase
                              Title: Vice President

                          OCTAGON LOAN TRUST
                          By:  Octagon Credit Investors, as manager


                          By:  /s/ Joyce C. DeLucca
                              ___________________________________
                              Name:  Joyce C. DeLucca
                              Title: Managing Director

                          Pam Capital Funding LP
                          By:  Highland Capital Management, L.P.
                          as Collateral Manager


                          By:  /s/ Mark K. Okada
                              ___________________________________
                              Name:  Mark K. Okada
                              Title: Executive Vice President

                          PARIBAS


                          By:  /s/ David I. Canavan
                              ___________________________________
                              Name:  David I. Canavan
                              Title: Director


                          PARIBAS


                          By:  /s/ Sean Reddington
                              ___________________________________
                              Name:  Sean Reddington
                              Title: Vice President

                          PRESIDENT & FELLOWS OF HARVARD
                          COLLEGE



                          By:  /s/ Timothy S. Peterson
                              ___________________________________
                              Name:  Timothy S. Peterson
                              Title: Authorized Signatory


                          By:  /s/ Jack Meyer
                              ___________________________________
                              Name:  Jack Meyer
                              Title: President and CEO

                          PRESIDENTIAL LIFE INSURANCE COMPANY


                          By:  /s/ Stanley Rubin
                              ___________________________________
                              Name:  Stanley Rubin
                              Title: Senior Vice President

                          THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                          By:  /s/ Thomas Cecka
                              ___________________________________
                              Name:  Thomas Cecka
                              Title: Vice President

                          SENIOR DEBT PORTFOLIO
                          By:  Boston Management and Research,
                               as Investment Advisor


                          By:  /s/ Scott H. Page
                              ___________________________________
                              Name:  Scott H. Page
                              Title: Vice President

                          SOCIETE GENERALE


                          By:  /s/ Jerry Parisi
                              ___________________________________
                              Name:  Jerry Parisi
                              Title: Director

                          SOUTHERN PACIFIC BANK


                          By:  /s/ Cheryl A. Wasilewski
                              ___________________________________
                              Name:  Cheryl A. Wasilewski
                              Title: Vice President

                          SUMMIT BANK


                          By:  /s/ Bruce A. Gray
                              ___________________________________
                              Name:  Bruce A. Gray
                              Title: Vice President

                          THE TRAVELERS INSURANCE COMPANY


                          By:  /s/ John W. Petchler
                              ___________________________________
                              Name:  John W. Petchler
                              Title: Second Vice President

                          VAN KAMPEN AMERICAN CAPITAL PRIME
                          RATE INCOME TRUST


                          By:  /s/ Jeffrey W. Maillet
                              ___________________________________
                              Name:  Jeffrey W. Maillet
                              Title: Senior Vice President & Director



Acknowledged and Agreed:

GPC CAPITAL CORP. II
GPC OPCO GP LLC
GPC CAPITAL CORP. I
GRAHAM PACKAGING POLAND, L.P.,
  By: GPC Sub GP LLC, its general partner
GRAHAM RECYCLING COMPANY,
  By: GPC Sub GP LLC, its general partner
GRAHAM PACKAGING FRANCE PARTNERS,
  By: GPC Sub GP LLC, its general partner
GRAHAM PACKAGING LATIN AMERICA, LLC
GPC SUB GP LLC


By:  /s/ John E. Hamilton
    ___________________________________
    Name:  John E. Hamilton
    Title:
    On Behalf of each of the above
    Subsidiary Guarantors

                                                              SCHEDULE A

                                 LIBOR Margin                              ABR Margin
                                 for Revolving                  LIBOR     for Revolving                ABR Margin
                                 Loans, Growth               Margin for   Loans, Growth                    for
                                    Capital                   Tranche C      Capital                    Tranche C
                                   Revolving       LIBOR     Term Loans     Revolving     ABR Margin   Term Loans
                                   Loans and     Margin for      and        Loans and        for       and Tranche
                                Tranche A Term   Tranche B    Tranche D     Tranche A     Tranche B      D Term     Commitment
 Level     Net Leverage Ratio        Loans       Term Loans  Term Loans    Term Loans     Term Loans      Loans         Fee
 ------  ---------------------   -------------   ---------   ----------   ------------   -----------   ----------    ---------

   1     Greater than 5.5 to         2.25%         2.75%        3.00%         1.25%         1.75%        2.00 %        0.50%
         1.00

   2     Greater than 5.0 to         2.00%         2.50%        2.75%         1.00%         1.50%         1.75%        0.50%
         1.00 but less than or
         equal to 5.5 to 1.00

   3     Greater than 4.5 to         1.75%         2.25%        2.50%         0.75%         1.25%         1.50%       0.375%
         1.00 but less than or
         equal to 5.0 to 1.00

   4     Greater than 4.0 to         1.50%         2.00%        2.25%         0.50%         1.00%         1.25%       0.375%
         1.00 but less than or
         equal to 4.5 to 1.00

   5     Greater than 3.5 to         1.25%         1.75%        2.00%         0.25%         0.75%         1.00%        0.25%
         1.00 but less than or
         equal to 4.0 to 1.00

   6     Greater than 3.0 to         1.00%         1.50%        1.75%         0.0%          0.50%        0.75 %        0.25%
         1.00 but less than or
         equal to 3.5 to 1.00

   7     Greater than 2.5 to         0.75%         1.50%        1.75%         0.0%          0.50%        0.75 %        0.25%
         1.00 but less than or
         equal to 3.0 to 1.00

   8     Less than or equal to      0.625%         1.50%        1.75%         0.0%          0.50%        0.75 %        0.20%
         2.5 to 1.00


The "LIBOR Margin", the "ABR Margin" and the Commitment Fee for any date shall be determined by reference to the Net Leverage Ratio as of the last day of the fiscal quarter most recently ended as of such date and any change shall become effective upon the delivery to the Administrative Agent of the financial statements to be delivered pursuant to Section
5.04 for the most recently ended fiscal quarter together with a certificate of a Responsible Officer of the Borrower (a) setting forth in reasonable detail the calculation of the Net Leverage Ratio for the end of such fiscal quarter and (b) stating that the signer has reviewed the terms of this Agreement and the other Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of Holdings, the Borrower and their Subsidiaries during the accounting period, and that the signer does not have knowledge of the existence as at the date of such officers' certificate of any Event of Default or Default. It is understood that the foregoing certificate of a Responsible Officer shall be permitted to be delivered prior to, but in no event later than, the time of the actual delivery of the financial statements required to be delivered pursuant to
Section 5.04. Notwithstanding the foregoing, at any time during which (i) the Borrower has failed to deliver the certificate required under Section 5.04(c) with respect to a fiscal quarter following the date the delivery thereof is due or (ii) a Default or Event of Default is in existence, the Net Leverage Ratio shall be deemed, solely for the purposes of this Schedule A, to be greater than 5.5 to 1.00, until such time as the Borrower shall deliver such certificate.

                                                            SCHEDULE 2.01

                  COMMITMENTS AND OUTSTANDING PRINCIPAL
                   OF TRANCHE A, B AND C TERM LOANS<F1>

                                              Outstanding Principal of    Outstanding Principal of     Outstanding Principal of
                                                Tranche A Term Loans        Tranche B Term Loans         Tranche C Term Loans
                                              ------------------------    -------------------------    -------------------------

Bankers Trust Company                                    $4,886,363.92               $27,252,604.29             $24,838,802.19
NationsBank, N.A.
Goldman Sachs Credit Partners L.P.                        2,272,727.28
The Bank of Nova Scotia                                   4,318,181.82
The Chase Manhattan Bank                                  4,318,181.82
Credit Lyonnais, New York Branch                          4,318,181.82
Societe Generale                                          4,318,181.82
ABN AMRO Bank, N.V.                                       3,409,090.91
Bank of Tokyo-Mitsubishi Ltd.                             3,181,818.18
Credit Agricole Indosuez                                  3,181,818.18
First Union                                               3,181,818.18
The Fuji Bank, Ltd.                                       3,181,818.18
The Imperial Bank                                         3,181,818.18
The Long-Term Credit Bank of Japan,                       3,181,818.18
Limited
The Mitsubishi Trust and Banking                          3,181,818.18
Corporation
Natexis Banque BFCE                                       2,386,363.63                 2,452,734.38               2,032,265.63
National City Bank                                        3,181,818.18
The Prudential Insurance Company of                       3,181,818.18
America
Summit Bank                                               3,181,818.18
Southern Pacific Bank                                     2,272,727.27
Cypress Tree                                              2,272,727.00                 5,450,520.84               2,258,072.92
AG Capital Funding                                                                     5,450,520.84               4,516,145.84
Alliance Capital                                                                       5,450,520.84               4,516,145.84
ARES Leveraged Investment Fund L.P.                                                    5,450,520.84               4,516,145.84
Indosuez Capital Funding IV, L.P.                                                      5,450,520.84               4,516,145.84
KZH Soleil Corporation (SunAmerica)                                                    5,450,520.84               4,516,145.84
KZH Holding Corporation III - Oakmont                                                  5,450,520.84               4,516,145.84
ML CLO XV Pilgrim                                                                      5,450,520.84               4,516,145.84
Morgan Stanley Dean Witter Prime Income                                                5,450,520.84               4,516,145.84
Trust

<F1>Schedule prepared as at August 7,
1998.






                                   -1-

                                              Outstanding Principal of    Outstanding Principal of     Outstanding Principal of
                                                Tranche A Term Loans        Tranche B Term Loans         Tranche C Term Loans
                                              ------------------------    -------------------------    -------------------------

Octagon Credit Investors Loan Portfolio                                                5,450,520.84               4,516,145.84

Presidential Life Insurance Company                                                    5,450,520.84               4,516,145.84
The Travelers Insurance Company                                                        5,450,520.84               4,516,145.84
Van Kampen American Capital Prime Rate                                                 5,450,520.84               4,516,145.84
Income Trust
ML CBO IV (Cayman)/ Protective                            5,000,000.00                 2,180,208.34               1,806,458.34
Eaton Vance Senior Debt Portfolio                                                      4,905,468.76               4,064,531.26
Merrill Lynch Inc Strategies Portfolio                                                 4,905,468.76               4,064,531.26
Paribas                                                   1,818,181.82
Archimedes                                                                             4,360,416.67               3,612,916.67
Delano Company                                                                         4,087,890.63               3,387,109.38
Firstrust                                                 1,590,909.09
KZH-Crescent 2 Corporation                                                             3,815,364.59               3,161,302.09
Indosuez Capital Funding IIA                                                           2,734,375.00               2,265,625.00
First Dominion Funding I                                                               2,725,260.42               2,258,072.92
Franklin Floating Rate Trust                                                           2,725,260.42               2,258,072.92
KZH - Cypress Tree-1                                                                   2,725,260.42               2,258,072.92
Merrill Lynch Debt Strategies Portfolio                                                2,725,260.42               2,258,072.92
Merrill Lynch Prime Rate Portfolio                                                     2,725,260.42               2,258,072.92
Merrill Lynch Senior Floating Rate Fund,
Inc.
Debt Strategies Fund III, Inc.
PAM Capital (Protective)                                                               2,725,260.42               2,258,072.92
Amara-1                                                                                2,725,260.42               2,258,072.92
Toronto Dominion                                                                       2,725,260.42               2,258,072.92
Eaton Vance Deeprock                                                                     545,052.08                 451,614.58
Mass Mutual CVP                                                                        1,353,364.32               1,121,359.02
Harvard Management Company, Inc.                                                       2,725,260.42               2,258,072.92
Northern Life Insurance Company                                                        1,090,104.17                 903,229.17
Massmutual Life                                                                        3,068,643.24               2,542,590.11
Massmutual/Darby CBO LLC                                                               1,028,513.28                 852,196.73
Massmutual High Yield Partners II
Metropolitan Life Insurance Company                                                    8,175,781.27               6,774,218.77
Oakhill Securities Fund                                                                5,441,406.27               4,508,593.77
CIBC Inc.
Continental Assurance Company                                                          1,635,156.25               1,354,843.75
    TOTAL:                                              $75,000,000.00              $174,416,667.00            $144,516,667.00

                                               Tranche D Term      Revolving Credit      Growth Capital       Swingline Loan
                                              Loan Commitments       Commitments          Commitments          Commitments
                                            -------------------  -------------------  -------------------   ------------------

Bankers Trust Company                            $81,000,000.00       $14,795,454.51        $9,545,454.57     $20,000,000.00
NationsBank, N.A.                                                      10,333,333.33         6,666,666.67
Goldman Sachs Credit Partners L.P.                                      4,696,969.69         3,030,303.03
The Bank of Nova Scotia                                                 8,924,242.42         5,757,575.76
The Chase Manhattan Bank                                                8,924,242.42         5,757,575.76
Credit Lyonnais, New York Branch                                        8,924,242.42         5,757,575.76
Societe Generale                                                        8,924,242.42         5,757,575.76
ABN AMRO Bank, N.V.                                                     7,045,454.55         4,545,454.54
Bank of Tokyo-Mitsubishi Ltd.                                           6,575,757.58         4,242,424.24
Credit Agricole Indosuez                                                6,575,757.58         4,242,424.24
First Union                                                             6,575,757.58         4,242,424.24
The Fuji Bank, Ltd.                                                     6,575,757.58         4,242,424.24
The Imperial Bank                                                       6,575,757.58         4,242,424.24
The Long-Term Credit Bank of Japan,                                     6,575,757.58         4,242,424.24
Limited
The Mitsubishi Trust and Banking                                        6,575,757.58         4,242,424.24
Corporation
Natexis Banque BFCE                                                     4,931,818.19         3,181,818.18
National City Bank                                                      6,575,757.58         4,242,424.24
The Prudential Insurance Company of                                     6,575,757.58         4,242,424.24
America
Summit Bank                                                             6,575,757.58         4,242,424.24
Southern Pacific Bank                                                   4,696,969.70         3,030,303.03
Cypress Tree
AG Capital Funding
Alliance Capital
ARES Leveraged Investment Fund L.P.
Indosuez Capital Funding IV, L.P.                     6,750,000
KZH Soleil Corporation (SunAmerica)
KZH Holding Corporation III - Oakmont
ML CLO XV Pilgrim
Morgan Stanley Dean Witter Prime Income               6,750,000
Trust
Octagon Credit Investors Loan Portfolio               6,750,000
Presidential Life Insurance Company
The Travelers Insurance Company                       6,750,000
Van Kampen American Capital Prime Rate
Income Trust
ML CBO IV (Cayman)/ Protective
Eaton Vance Senior Debt Portfolio
Merrill Lynch Inc Strategies Portfolio
Paribas                                                                 3,757,575.76         2,424,242.42
Archimedes
Delano Company
Firstrust                                                               3,287,878.79         2,121,212.12

                                   -3-

                                               Tranche D Term      Revolving Credit      Growth Capital       Swingline Loan
                                              Loan Commitments       Commitments          Commitments          Commitments
                                            -------------------  -------------------  -------------------   ------------------
KZH-Crescent 2 Corporation                            6,250,000
Indosuez Capital Funding IIA
First Dominion Funding I
Franklin Floating Rate Trust                          6,750,000
KZH - Cypress Tree-1                                  6,750,000
Merrill Lynch Debt Strategies Portfolio
Merrill Lynch Prime Rate Portfolio
Merrill Lynch Senior Floating Rate Fund,              7,000,000
Inc.
Debt Strategies Fund III, Inc.                        3,000,000
PAM Capital (Protective)
Amara-1
Toronto Dominion
Eaton Vance Deeprock
Mass Mutual CVP
Harvard Management Company, Inc.                      3,000,000
Northern Life Insurance Company                       2,750,000
Massmutual Life
Massmutual/Darby CBO LLC                              4,500,000
Massmutual High Yield Partners II                     2,250,000
Metropolitan Life Insurance Company                   6,750,000
Oakhill Securities Fund                               6,750,000
CIBC Inc.                                            10,750,000
Continental Assurance Company                           500,000
    TOTAL:                                      $175,000,000.00      $155,000,000.00      $100,000,000.00       $20,000,000.00

                                                                EXHIBIT A

                                 FORM OF
                        ASSIGNMENT AND ACCEPTANCE
_________________________________________________________________________

Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. BANKERS TRUST COMPANY (the "ASSIGNOR") and __________ (the "ASSIGNEE") hereby agree as follows:

                 1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "ASSIGNED SHARE") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I hereto, including, without limitation, [(q) in the case of any assignment of all or any portion of the Total Tranche A Term Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Tranche A Term Loan Commitment,]<F1> [(r) in the case of any assignment of all or any portion of the Total Tranche B Term Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Tranche B Term Loan Commitment,]<F2> [(s) in the case of arty assignment of all or any portion of the Tranche C Term Loan Commitment, all rights and obligations Rich respect to the Assigned Share of such Total Tranche C Term Loan Commitment,]<F3>; [(t) in the case of any assignment of all or any portion of the Tranche D Term Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Tranche D Term Loan Commitment,]<F4> (u) in the case of any
_______________
[FN]
<F1>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche A Term Loan
         Commitment.
<F2>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche B Term Loan
         Commitment.
<F3>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche C Term Loan
         Commitment.
<F4>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche D Term Loan
         Commitment.

assignment of outstanding Tranche A Term Loans, all rights and obligations with respect to the Assigned Share of such Tranche A Term Loans, (v) in the case of any assignment of outstanding Tranche B Term Loans, all rights and obligations with respect to the Assigned Share of such outstanding Tranche B Term Loans, (w) in the case of any assignment of outstanding Tranche C Term Loans, all rights and obligations with respect to Me Assigned Share of such outstanding Tranche C Term Loans,
(x) in the case of any assignment of outstanding Tranche D Term Loans, all rights and obligations with respect to the Assigned Share of such outstanding Tranche D Term Loans, (y) in the case of any assignment of all or any portion of the Total Revolving Credit Commitment, all rights and obligations with respect to the Assigned Share of such Total Revolving Credit Commitment and of any outstanding loans and Letters of Credit and (z) in the case of any assignment of all or any portion of the Total Growth Capital Commitment, all rights and obligations with respect to the Assigned Share of such Total Growth Capital Commitment and any outstanding Growth Capital Revolving Loans. After giving effect to such sale and assignment, the Assignee's Revolving Credit Commitment, Growth Capital Commitment[, Tranche A Term Loan Commitment]<F5> [, Tranche B Term Loan Commitment]<F6> [, Tranche C Term Loan Commitment]<F7> [, Tranche D Term loran Commitment]<F8> and the amount of the outstanding Term Loans opting to the Assignee will be as set forth in Item 4 of Annex I hereto.

                 2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii)
_______________
[FN]
<F5>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche A Term Loan
         Commitment.
<F6>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche B Term Loan
         Commitment.
<F7>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche C Term Loan
         Commitment.
<F8>     Delete bracketed language in Assignment and Acceptances executed after the termination of the Total Tranche D Term Loan
         Commitment.

makes no representation or warranty and assumes no responsibility with respect to the financial condition of Holdings, the Borrower or any of their Subsidiaries or the performance or observance by Holdings, the Borrower or any of their Subsidiaries of any of their obligations under the Credit Agreement or the other Loan Documents to which they are a party or any other instrument or document furnished pursuant thereto.

                 3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 9.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terns thereof, together smith such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lenders; and (vii) to the extent legally entitled to do so, attaches the forms described in
Section 9.04(b) of the Credit Agreement]<F9>.

                 4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. This Assignment and Acceptance shall be effective, unless otherwise specified in Item 5 of Annex I hereto (the "SETTLEMENT DATE"), upon the receipt of the consent of the Administrative Agent and/or the Borrower to the extent required by Section 9.04(b) of the Credit Agreements receipt by the Administrative Agent of the administrative fee referred to in such Section 9.04(b), and the registration of the transfer as provided by Section 9.05(c) of the Credit Agreement.

                 5. Upon the Settlement Date of this Assignment and Acceptance, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rifles and obligations of a Lender thereunder and under the other Loan
_______________
[FN]
<F9>     Include if the Assignee is organized under the laws of a
         jurisdiction outside of the United States.

Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents except with respect to indemnification provisions under the Credit Agreement (including, without limitation, Sections 2.13, 2.15, 2.19 and 9.05).

                 6. It is agreed that the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I; (y) all Commitment Fees (if applicable) on the Assigned Share of the Total Revolving Credit Commitment, Total Growth Capital Commitment and/or Total Term Loan Commitment (if not theretofore terminated) at the rate specified in Item 7 of Annex I hereto; and (z) all L/C Participation Fees (if applicable) on the Assignee's participation in all Genes of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fees and L/C Participation Fees, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, and which are being assigned hereunder. The Assignor and the Assignee shall make 811 appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                 7.       THIS ASSIGNMENT AND ACCEPTANCE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Acceptance as of the date first above written, such execution also being made on Annex I hereto.

Accepted this _____ day of _________, 1998


BANKERS TRUST COMPANY,                    NAME OF ASSIGNEE,
as Assignor                               as Assignee

By:  ____________________________         By:  _________________________


     ____________________________              _________________________
       (Print Name and Title)                    (Print Name and Title)


[Acknowledged and Agreed:

BANKERS TRUST COMPANY,
as Administrative Agent, Swingline Lender and Fronting Bank


By:  ____________________________


     ____________________________
         (Print Name and Title)

GRAHAM PACKAGING COMPANY


By:  ____________________________
     its managing general partner

     ____________________________
     (Print Name and Title)]<F10>
_______________
[FN]
<F10>    The consent of the Administrative agent and the Borrower
         required for assignments made as (and to the extent) provided in
         Section 9.04(b)(y)(ii) of the Credit Agreement.

                                 ANNEX I
_________________________________________________________________________

1.  Borrower:                     Graham Packaging Company

2.  Name and Date of Credit Agreement:

    Credit Agreement, dated as of February 2, 1998, among Graham
    Packaging Holdings Company, a Pennsylvania limited partnership, Graham Packaging Company, a Delaware limited partnership (the
    "Borrower"), GPC CAPITAL CORP. I. a Delaware corporation (the
    "Co-Borrower"), certain financial institutions party thereto, NationsBanc Montgomery Securities L.L.C., as Documentation Agent, Bankers Trust Company, as Administrative Agent, as Syndication Agent as Collateral Agent and as Fronting Bank.

3.  Date of Assignment and Acceptance:  ___________, 1998

4.  Amounts (as of date of Item #3 above):

                                                 a.                    b.                       c.
                                          ----------------      ----------------         ----------------
                                             Aggregate                                        Amount
                                           Amount for all           Assigned               of Assigned
                                              Lenders                 Share                   Share
                                          ----------------      ----------------         ----------------


[Total Tranche A Term Loan Commitment            $                      %                    $]<F11>

[Total Tranche B Term Loan Commitment            $                      %                    $]<F12>

[Total Tranche C Term Loan Commitment            $                      %                    $]<F13>

[Total Tranche D Term Loan Commitment            $                      %                    $]<F14>

_______________

<F11> This row should be deleted in the case of Assignment and Acceptances executed after the termination of the Total Tranche A Term Loan Commitment.
<F12> This row should be deleted in the case of Assignment and Acceptances executed after the termination of the Total Tranche B Term Loan Commitment.
<F13> This row should be deleted in the case of Assignment and Acceptances executed after the termination of the Total Tranche C Term Loan Commitment.
<F14> This row should be deleted in the case of Assignment and Acceptances executed after the termination of the Total Tranche D Term Loan Commitment.


Outstanding Principal of Tranche A               $                      %                       $
Term Loans


                                   -6-

                                                 a.                    b.                       c.
                                          ----------------      ----------------         ----------------
                                             Aggregate                                        Amount
                                           Amount for all           Assigned               of Assigned
                                              Lenders                 Share                   Share
                                          ----------------      ----------------         ----------------

Outstanding Principal of Tranche B               $                      %                       $
Term Loans

Outstanding Principal of Tranche C               $                      %                       $
Term Loans

Outstanding Principal of Tranche D               $                      %                       $
Term Loans

Revolving Credit Commitment                      $                      %                       $

Growth Capital Revolving Commitment              $                      %                       $

5.  Settlement Date:                       _____________, 1998

6.  Rate of Interest to the Assignee:      As set forth in Section 2.06 of the
                                           Credit Agreement (unless otherwise
                                           agreed to by the Assignor and the
                                           Assignee)<F15>

7.  Commitment Fees to the Assignee:       As set forth in Section 2.05(a) of
                                           the Credit Agreement (unless
                                           otherwise agreed to by the Assignor
                                           and the Assignee)<F16>

[FN]
<F15>    The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in
         Section 2.06 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.
<F16>    Insert "NOT APPLICABLE" in lieu of text if no portion of the Total
         Revolving Credit Commitment or Total Growth Capital Commitment is being assigned. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the Commitment Fees to the Assignee at the rate set forth in Section 2.05(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Fees through payment by the Assignee to the Assignor.

8.  L/C Participation
    Fees to the Assignee:                  As set forth in Section
                                           2.05(b) of the Credit
                                           Agreement (unless otherwise
                                           agreed to by the Assignor and
                                           the Assignee)<F17>

9.  Notice Instructions:

    ASSIGNOR                               Bankers Trust Company
                                           Loan Syndications Division
                                           One Bankers Trust Plaza,
                                           14th Floor
                                           New York, NY  10006
                                           Attention:  Deborah Jacob
                                           Telephone:  (212) 250-6514
                                           Telecopier: (212) 250-7351/6029
                                           Reference:  Graham Packaging Company

    ASSIGNEE                               ____________________
                                           ____________________
                                           ____________________
                                           Attention:
                                           Telephone:
                                           Telecopier:
                                           Reference:  Graham Packaging Company

10. Payment Instructions:

    ASSIGNOR                               Bankers Trust Company
                                           ABA Number 021001033
                                           Commercial Loan Division
                                           Account Number 99401268
                                           Reference:  Graham Packaging Company

    ASSIGNEE                               ____________________
                                           ____________________
                                           ____________________
                                           Reference:  Graham Packaging Company
[FN]
<F17>    Insert "NOT APPLICABLE" in lieu of text if no portion of the Total
         Revolving Credit Commitment is being assigned. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the L/C Participation Fees to the Assignee at the rate set forth in
         Section 2.05(b) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of L/C Participation Fees through payment by the Assignee to the Assignor.

Accepted and Agreed:

BANKERS TRUST COMPANY,                          NAME OF ASSIGNEE,

By:  _________________________                  By:  _________________________

     _________________________                       _________________________
       (Print Name and Title)                         (Print Name and Title)

                                                                EXHIBIT B


                                 FORM OF
                            BORROWING REQUEST

Bankers Trust Company
130 Liberty Street
New York, NY 10006

Attention of      [        ]
                   Telecopy No. (212) [         ]

                                                                   [Date]

Ladies and Gentlemen:

                 The undersigned, GRAHAM PACKAGING COMPANY (the "Borrower"), refers to the Credit Agreement, dated as of February 2, 1998 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), among GRAHAM PACKAGING HOLDINGS COMPANY, the Borrower, GPC CAPITAL CORP. I, as Co-Borrower, the various Lenders party thereto, NATIONSBANK, N.A., as Documentation Agent, BANKERS TRUST COMPANY, as Administrative Agent, as Syndication Agent and as Collateral Agent for the Lenders, and BANKERS TRUST COMPANY, as Fronting Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)      Type of Borrowing<F1>    ___________________________________

(B)      Interest rate basis<F2>  ___________________________________

(C)      Date of Borrowing
         (which must be a Business Day)  ____________________________

(D)      Funds are requested to be
         disbursed to the Borrower at:

         Bank Name:         ____________________________________________

         Bank Address:    ____________________________________________

[FN]
<F1>     Term Borrowing, Revolving Credit Borrowing or Growth Capital
         Borrowing (and in the case of a Term Borrowing, specify the Commitments pursuant to which the Loans comprising such
         Borrowing are to be made).
<F2>     Eurodollar Borrowing or ABR Borrowing.

         Account Number:  ____________________________________________

(E)      Principal Amount of Borrowing<F3>  __________________________

(F)      Interest Period and the last day
         thereof<F4>                        __________________________


                                           GRAHAM PACKAGING COMPANY

                                           By: GPC Opco GP LLC,
                                               its managing general partner

                                           By: _______________________
                                               Name:
                                               Title:


Copy to:

Bankers Trust Company, as Administrative Agent
for the Lenders referred to above,
130 Liberty Street
New York, NY 10006
Attention of [             ]

[FN]
<F3>     In Dollars not less than $5,000,000 (and in an integral multiple of $1,000,000) or equal to the remaining available balance of the applicable Commitments or such other amounts as may be permitted by the Credit Agreement to refund Swingline Loans.
<F4>     Which shall be subject to the definition of the term "Interest
         Period" and end not later than the Revolving Credit Maturity Date, Growth Capital Maturity Date, Tranche A Maturity Date, Tranche B Maturity Date, Tranche C Maturity Date or Tranche D Maturity Date, as applicable.

                                                                EXHIBIT K


                                 FORM OF
                          CAPITAL CALL AGREEMENT

         CAPITAL CALL AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of August 13, 1998, among BLACKSTONE CAPITAL PARTNERS III MERCHANT BANKING FUND L.P., a Delaware limited partnership ("Blackstone Capital Partners"), BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P., a Cayman Islands limited partnership ("Blackstone Offshore Partners" and, together with Blackstone Capital Partners, being collectively referred to herein as the "Fund"), BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P., a Delaware limited partnership ("Blackstone Family Partnership"), BMP/GRAHAM HOLDINGS CORPORATION, a Delaware corporation ("Investor LP"), GRAHAM PACKAGING HOLDINGS COMPANY, a Pennsylvania limited partnership ("Holdings"), GRAHAM PACKAGING COMPANY, a Delaware limited partnership (the "Borrower"), BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent") for the benefit of the various lenders (the "Lenders") from time to time party to the Credit Agreement referred to below and BANKERS TRUST COMPANY, as collateral agent (the "Collateral Agent") for the benefit of the Secured Parties (as defined in the Security Agreement referred to below). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                          W I T N E S S E T H :

         WHEREAS, Holdings, the Borrower, the Co-Borrower, the Lenders, the Agents and the Fronting Bank are parties to a Credit Agreement, dated as of February 2, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement");

         WHEREAS, pursuant to the First Amendment to Credit Agreement, dated as of the date hereof (the "First Amendment"), the Agents and certain of the Lenders (the "Tranche D Lenders") have agreed to make available to the Borrower the Total Tranche D Term Loan Commitment in accordance with the terms thereof;

         WHEREAS, (i) prior to the date hereof, the Fund has formed Investor LP (which is wholly owned by the Fund, Blackstone Family Partnership and one or more other Investors) and (ii) as of the date hereof, (x) Investor LP has, directly and through one or more wholly-owned subsidiaries, acquired limited and general partnership interests in Holdings and owns (directly and indirectly) approximately 85% of the issued and outstanding Equity Interests of Holdings and (y) Holdings owns 100% of the issued and outstanding Equity Interests of the Borrower free and clear of any and all Liens (other than liens in favor of the Collateral Agent pursuant to the Pledge Agreement);

         WHEREAS, each of the Fund (and each of Blackstone Capital Partners and Blackstone Offshore Partners), Blackstone Family

Partnership, Investor LP, Holdings and the Borrower will obtain benefits as a result of the First Amendment and the making of Tranche D Term Loans to the Borrower under the Credit Agreement;

         WHEREAS, it is a condition precedent to the entering into the First Amendment and the making of Tranche D Term Loans to the Borrower under the Credit Agreement that each of the Fund, Blackstone Family Partnership, Investor LP, Holdings and the Borrower shall have executed and delivered this Agreement; and

         WHEREAS, in order to induce the Lenders to approve the First Amendment and the Agents and the Tranche D Lenders to make the Tranche D Term Loans provided for therein, each of the Fund, Blackstone Family Partnership, Investor LP, Holdings and the Borrower desires to execute and deliver this Agreement in order to satisfy the condition described in the immediately preceding recital;

         NOW, THEREFORE, it is agreed:

         1. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

                 "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement.

                 "Agreement" shall have the meaning provided in the first paragraph of this Agreement.

                 "Blackstone Capital Partners" shall have the meaning provided in the first paragraph of this Agreement.

                 "Blackstone Family Partnership" shall have the meaning provided in the first paragraph of this Agreement.

                 "Blackstone Offshore Partners" shall have the meaning provided in the first paragraph of this Agreement.

                 "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                 "Capital Call Amount" shall mean, on any date of determination, an amount of cash equal to $50,000,000 (reduced by the aggregate amount of net cash equity proceeds (including without limitation net cash equity proceeds received through the public markets or other sources but in any event exclusive of (i) Designated Capital Contributions and (ii) contributions to capital to effect any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement) which have been received after the date hereof by Holdings, and in turn contributed by Holdings to the equity of the Borrower; provided, however, no such reduction to the Capital Call Amount shall be effective if, on the date any cash equity proceeds of the type described in this parenthetical are received by Holdings or the Borrower, a Capital Call Event or any other Event of Default exists except to the extent the Capital Call Amount has been applied strictly in accordance with Section 3 hereof) multiplied by a fraction (A) the numerator of which shall be the sum of (x) the aggregate principal amount of all Tranche D Term Loans incurred by the Borrower on or prior to the respective date of determination of the Capital Call Amount (irrespective of any repayments or prepayments of such Tranche D Term Loans) and (y) the aggregate principal amount of IRB Financings incurred by the Borrower and its domestic Subsidiaries on or prior to the respective date of determination of the Capital Call Amount (irrespective of any repayments or prepayments of any such IRB Financings), provided, however, notwithstanding anything to the contrary contained above, if the numerator would otherwise exceed $150,000,000, then the numerator shall be deemed to equal $150,000,000 and (B) the denominator of which shall be equal to $150,000,000. Notwithstanding the immediately preceding sentence, in the case of a Capital Call Event of the type described in clause (v)(x) of the definition thereof and provided that no Capital Call Event of the type described in any of clauses (i) through (iv), inclusive, of the definition thereof has theretofore occurred (and except as set forth in Section 2(a) hereof), the Capital Call Amount shall mean an amount of cash equal to the lesser of (x) the amount calculated pursuant to the immediately preceding sentence and (y) that amount which is necessary to be subtracted from Total Net Debt to cause the Net Leverage Ratio to be equal to or less than 5.15:1.0 in respect of the Test Period ending closest to March 31, 2000; it being expressly understood and agreed that the amount referred to in preceding clause (y) shall be determined without giving effect to any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement (i.e., any increases to EBITDA pursuant to Section 7.02(a) of the Credit Agreement shall have no effect (and shall not increase EBITDA) in measuring the Net Leverage Ratio). Notwithstanding the foregoing to the contrary, on any date of determination, the Capital Call Amount shall at no time be less than $0.

                 "Capital Call Event" shall mean:

                 (i) the occurrence of an Event of Default pursuant to paragraph (h) or (i) of Section 7.01 of the Credit Agreement (other than with respect to Insignificant Subsidiaries); or

                 (ii) the Loans then outstanding under the Credit Agreement shall have been declared by the Administrative Agent to be due and payable in whole or in part pursuant to the last paragraph of Section 7.01 of the Credit Agreement; or

                 (iii) the commencement of an involuntary proceeding or the filing of an involuntary petition in a court of competent jurisdiction seeking (a) relief in respect of any of the Designated Capital Call Investors or Investor LP, or of a substantial part of the property or assets of such person under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of the Designated

         Capital Call Investors or Investor LP or for a substantial part of the property or assets of such person or (c) the winding-up or liquidation of any of the Designated Capital Call Investors or Investor LP; and such proceeding or petition shall have continued undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

                 (iv) any of the Designated Capital Call Investors or Investor LP shall have (a) voluntarily commenced any proceeding or filed any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (b) consented to the institution of, or failed to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in preceding clause (a), (c) applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such person or for a substantial part of its property or assets, (d) filed an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) made a general assignment for the benefit of creditors, (f) become unable, admitted in writing its inability or fail generally to pay its debts as they become due or
         (g) taken any action for the purpose of effecting any of the foregoing; or

                 (v) (x) the Net Leverage Ratio shall exceed 5.15:1.0 in respect of the Test Period ending closest to March 31, 2000 or
         (y) the financial statements (and the accompanying certification) with respect to the Test Period ending closest to March 31, 2000 shall have not been delivered to the Administrative Agent on or prior to the thirtieth day after same are due pursuant to Section 5.04 of the Credit Agreement;

it being expressly understood and agreed that for purposes of this definition the Net Leverage Ratio shall be determined without giving effect to any exercise of Cure Rights pursuant to Section 7.02 of the Credit Agreement (i.e., any increases to EBITDA pursuant to Section 7.02(a) of the Credit Agreement shall have no effect (and shall not increase EBITDA) in measuring the Net Leverage Ratio).

                 "Capital Call Percentages" shall mean (i) with respect to Blackstone Capital Partners, 79.785225%, (ii) with respect to Blackstone Offshore Partners, 14.214775% and (iii) Blackstone Family Partnership, 6.000000%, in each case as such Capital Call Percentage may be adjusted at any time and from time to time with the prior written consent of the Administrative Agent (with the consent of the Required Lenders).

                 "Chattel Paper" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of New York on the date hereof.

                 "Collateral" shall mean, collectively, this Agreement, all rights (including all contract rights and rights to receive payments and capital contributions) hereunder and all Proceeds (as defined in the Security Agreement) hereof and thereof.

                 "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                 "Credit Agreement" shall have the meaning provided in the first recital of this Agreement.

                 "Designated Capital Call Investors" shall mean, collectively, Blackstone Capital Partners, Blackstone Offshore Partners and Blackstone Family Partnership.

                 "Event of Default" shall have the meaning provided in the Credit Agreement.

                 "First Amendment" shall have the meaning provided in the second recital of this Agreement.

                 "Fund" shall have the meaning provided in the first paragraph of this Agreement.

                 "Grantors" shall mean, collectively, all of the parties to this Agreement (other than the Designated Capital Call Investors, the Collateral Agent and the Administrative Agent).

                 "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

                 "Insignificant Subsidiary" shall mean, on any date of determination, any Subsidiary of Holdings which would not be a Significant Subsidiary (within the meaning of Rule 1-02(w) of Regulation S-X (as in effect on the date hereof, provided that each reference to "10 percent" appearing therein shall be deemed for purposes of this Agreement to be a reference to (i) "20 percent" on any date of determination occurring during the calendar year ending December 31, 1998, (ii) "17 1/2 percent" on any date of determination occurring during the calendar year ending December 31, 1999 and (iii) "15 percent" on any date of determination occurring during any calendar year thereafter) promulgated by the SEC) of Holdings.

                 "Instruments" shall have the meaning ascribed thereto in the Uniform Commercial Code in effect in the State of New York on the date hereof.

                 "Interest Rate Protection Agreements" shall mean any interest rate hedging agreement or arrangement designed to protect against fluctuations in interest rates entered into by the Borrower or a Subsidiary of the Borrower with any of the Other Creditors (as defined in the Security Agreement).

                  "Investment" shall mean a cash contribution made (or deemed made) by a Designated Capital Call Investor after the date hereof to the equity capital of Investor LP pursuant to this Agreement.

                 "Investor LP" shall have the meaning provided in the first paragraph of this Agreement.

                 "Lenders" shall have the meaning provided in the first paragraph of this Agreement.

                 "Obligations" shall have the meaning provided in the Security Agreement.

                 "Proportionate Share" of each Lender at any time shall mean a fraction (x) the numerator of which is the sum of (I) the aggregate principal amount of all Loans made by such Lender and then outstanding plus (II) the amount (if any) of such Lender's participation at such time in outstanding Swingline Loans and Letters of Credit and (y) the denominator of which is the sum of (I) the aggregate principal amount of all Loans then outstanding plus (II) the aggregate stated amount of all Letters of Credit at such time.

                 "Secured Parties" shall have the meaning provided in the Security Agreement.

                 "Security Agreement" shall mean the Security Agreement, dated as of February 2, 1998, among Holdings, the Borrower, each Subsidiary Guarantor and the Collateral Agent for the benefit of the Secured Parties, as same is amended, modified or supplemented from time to time.

                 "Tranche D Lenders" shall have the meaning provided in the second recital of this Agreement.

                 2. (a) Each of the Designated Capital Call Investors hereby severally and not jointly agrees on an absolute, irrevocable and unconditional basis that, within 14 days after the occurrence of a Capital Call Event, it will make a payment (in cash) directly to the Administrative Agent in an amount equal to its Capital Call Percentage of the Capital Call Amount (determined as of the date of the occurrence of the Capital Call Event); it being understood and agreed that, in the case of a Capital Call Event of the type described in clause (v)(x) of the definition thereof, such 14-day period shall begin on the date on which financial statements (and as certified by an accounting firm or Financial Officer of Holdings or the Borrower, as the case may be, on behalf of Holdings or the Borrower, respectively) in respect of the Test Period ending closest to March 31, 2000 are made available pursuant to Section
5.04 of the Credit Agreement. In calculating the Capital Call Amount, EBITDA and Total Net Debt (and related calculations) shall be determined (except as otherwise expressly provided in the definition of Capital Call Event contained herein) in accordance with the Credit Agreement.

                 (b) To the extent the Designated Capital Call Investors are prohibited by operation of law from making Investments in Investor LP (which are contributed by Investor LP to the equity capital of Holdings which are further contributed by Holdings to the equity capital of the Borrower) as contemplated by Section 3(a) below due to any bankruptcy or similar proceeding relating to Investor LP or Holdings (or any of Holdings' Subsidiaries) or for any other reason whatsoever, then, at the election of the Administrative Agent (with the consent of the Required Lenders), the Designated Capital Call Investors' respective Investments shall instead be promptly made by means of the purchase by such Designated Capital Call Investors from each of the Lenders of a subordinated participation in such Lenders' outstanding Loans (including such Lenders' participations in outstanding Swingline Loans and Letters of Credit), pro rata among the Lenders based on their respective Proportionate Shares at such time, with such participations to be evidenced by a subordinated participation agreement in form and substance satisfactory to the Administrative Agent (it being expressly understood and agreed (and the subordinated participation agreement shall provide) that no payment or distribution of any kind or character, whether in cash, property, securities or otherwise, shall be made under any circumstances whatsoever with respect to any such subordinated participation until the date on which (i) all Commitments and Letters of Credit under the Credit Agreement shall have been terminated, (ii) all Obligations (except those evidenced by the subordinated participations purchased pursuant to this Section 3(b)) shall have been paid in full in cash in accordance with the requirements of the Credit Agreement (or the other Loan Documents) or the Interest Rate Protection Agreements, as the case may be, (iii) all Interest Rate Protection Agreements shall have been terminated and (iv) all Obligations (as defined in the Senior Subordinated Note Indenture and, for avoidance of doubt, including without limitation all obligations for principal, premium, interest, penalties, fees, indemnification, reimbursements, damages and other liabilities under the Senior Subordinated Note Indenture) on the Senior Subordinated Notes shall have been paid in full in cash (or such other payment provided for to the satisfaction of the holders of the Senior Subordinated Notes)).

                 3. (a) All payments received by the Administrative Agent pursuant to Section 2(a) above shall automatically be deemed (as of the date of receipt by the Administrative Agent of such respective payments) to be Investments by the respective Designated Capital Call Investors in Investor LP which have been further contributed (as cash) by Investor LP to the equity capital of Holdings which have been further contributed (as cash) by Holdings to the equity capital of the Borrower.

                 (b) All payments received by the Administrative Agent pursuant to Section 2(a) above shall be promptly applied by it in the following manner:

                 (i) if on (x) the date that payments are due and payable to the Administrative Agent pursuant to Section 2(a) above or (y) the date that any such payment is actually made to (and received by) the Administrative Agent, there exists (A) a

         Default under paragraph (h) or (i) of Section 7.01 of the Credit Agreement (other than with respect to Insignificant Subsidiaries) or (B) a Capital Call Event of the type described in clause (i) or (ii) of the definition thereof, the Administrative Agent shall forward all such payments to the Collateral Agent, which shall promptly thereafter apply such payments in accordance with Section 7 of the Security Agreement as though same constituted a portion of the Collateral (as defined in the Security Agreement) thereunder; and

                 (ii) to the extent that payments are not required to be applied pursuant to preceding clause (i), the Administrative Agent shall, on behalf of the Borrower, promptly apply same directly to the repayment of Term Loans pursuant to Section 2.12(c) of the Credit Agreement (and in accordance with paragraphs (b) and (d) of Section 2.11 of the Credit Agreement).

                 (c) Each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower hereby consents on an absolute, irrevocable and unconditional basis to the application of the payments received by the Administrative Agent pursuant to Section 2(a) above in the manner contemplated by this Section 3.

                 4. All payments required to be made by any Designated Capital Call Investor, Investor LP, Holdings and/or the Borrower pursuant to this Agreement shall be made in Dollars and in immediately available funds, and shall be made on the same basis as provided in Sections 2.18 and 2.19 of the Credit Agreement; it being expressly understood and agreed that, without limiting the foregoing and for avoidance of doubt,
(x) none of the Designated Capital Call Investors and Investor LP shall incur any additional or supplemental liabilities or obligations in connection with the application by the Administrative Agent (whether on behalf of the Borrower or otherwise) of any payments received by it pursuant to Section 3 above and (y) Holdings and the Borrower shall be liable for any and all additional or supplemental amounts required to be paid under the Credit Agreement (including without limitation Sections
2.13 and 2.19 of the Credit Agreement) and the other Loan Documents to the extent Holdings and/or the Borrower, as the case may be, would be so liable if repayment of Term Loans (as contemplated by Section 3 above) had been effectuated directly by the Borrower in accordance with the Credit Agreement and not by the Administrative Agent on behalf of the Borrower.

                 5. The obligations of each of the Designated Capital Call Investors and Investor LP hereunder are independent of the obligations of any Guarantor, the Borrower or any other party, and a separate action or actions may brought and prosecuted against any of the Designated Capital Call Investors and Investor LP whether or not an action is brought against any Guarantor, the Borrower or any other party and whether or not any Guarantor, the Borrower or any other party shall be joined in any such action or actions. Each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower waives, to the fullest extent permitted by law, the benefit of statute of limitations affecting its liability hereunder or the enforcement hereof.

                 6. Each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower hereby waives notice of acceptance of this Agreement and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor, or nonpayment of any such liability, suit or taking of other action by Holdings and/or the Borrower (in the case of the Designated Capital Call Investors and Investor LP), the Collateral Agent, the Administrative Agent, any Secured Party or any Lender against, and any other notice to any such person or any other party liable thereon.

                 7. (a) As security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise of the Obligations, each of the Grantors hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest in the Collateral. Such security interests are granted as security only and shall not subject any Secured Party or the Collateral Agent to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. All rights of the Collateral Agent hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute, irrevocable and unconditional.

                 (b) Each Grantor covenants and agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, from and after the date of this Agreement until this Agreement and the security interests created hereby are terminated pursuant to Section 17 below:

                 (i) If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other Instrument or Chattel Paper, such promissory note, Instrument or Chattel Paper shall be immediately delivered to the Collateral Agent, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

                 (ii) Each Grantor shall cause to be done the filing of UCC financing statements in the jurisdictions listed on
         Schedule I hereto with respect to it. Each Grantor shall maintain the security interests created by this Agreement as first priority perfected security interests and shall defend such security interests against all claims and demands of all persons whomsoever.

                 (iii) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Section 7 and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

                 (iv) No Grantor shall, except (x) upon prior written notice to the Collateral Agent and (y) if filings under the UCC or otherwise have been made which maintain in favor of the Collateral Agent a valid, legal and perfected security interest in the Collateral subject to no Liens,

                          (1) change the location of its chief executive office and chief place of business from that specified on Schedule II hereto; or

                          (2) change its (A) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties, (B) identity or
                 (C) corporate or partnership structure to such an extent that any financing statement filed in favor of the Collateral Agent in connection with this Agreement would become seriously misleading.

                 (v) Each Grantor shall advise the Collateral Agent promptly, in reasonable detail, at its address set forth in
         Section 9.01 of the Credit Agreement or as set forth immediately below its signature below, as the case may be, of:

                          (1)  any Lien (other than security interests
                 created hereby) on any material portion of the Collateral; and

                          (2)  the occurrence of any other event which
                 could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of the Collateral.

                 (vi) Notwithstanding anything to the contrary provided herein, the Collateral Agent assumes no liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Collateral. All of such liabilities shall, as between the Collateral Agent and the Grantors, be borne exclusively by the Grantors.

                 (vii) The Borrower agrees to pay all expenses of the Collateral Agent and to indemnify the Collateral Agent with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Collateral in each case to the same extent the Borrower is required to do so with respect to the Credit Agreement pursuant to Section 9.05 of the Credit Agreement. Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreement, the expiration of the Letters of Credit and the termination of the Commitments, all Interest Rate Protection Agreements or this Agreement.

                 (viii) A Grantor shall not (x) make or permit to be made an assignment, pledge or hypothecation of the Collateral, and shall grant no other security interest in such Collateral or
         (y) make or permit to be made any transfer of such Collateral, and shall remain at all times in possession thereof other than transfers to the Collateral Agent pursuant to the provisions hereof.

                 (ix) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under this Agreement to observe and perform all the conditions and obligations to be observed and performed by it hereunder, all in accordance with and pursuant to the terms and provisions of this Agreement. No Secured Party shall have any obligation or liability under this Agreement by reason of or arising out of this Agreement or the receipt by any such Secured Party of any payment relating to this Agreement pursuant hereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to this Agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under this Agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 (x) The parties hereto acknowledge that the Collateral Agent shall be entitled to exercise such remedies, powers and rights with respect to the Collateral as are set forth in Sections 7 (excluding Section 7.2 and, with respect to Investor LP, Sections 7.3(g) and 7.5 thereof) through 11, inclusive, of the Security Agreement and all provisions of such Sections of the Security Agreement relating to such remedies, powers and rights, together with all definitions therein applicable to such provisions, are hereby incorporated by reference as if set forth herein in their entirety, provided that:

                          (1) all references to "Grantor" or "Grantors" therein shall have the respective meanings ascribed thereto herein;

                          (2)  all references to "Collateral" therein
                 shall have the meaning ascribed thereto herein;

                          (3) all references to "the Contracts" therein shall be deemed to be references to "this Agreement" herein;

                          (4) all references to "Default" or "Event of Default" therein shall be deemed to be references to "Capital Call Event" herein;

                          (5) all references to "Section 17(a)" therein shall be deemed to be references to "Section 17 of this Agreement" herein; and

                          (6)  all references to "this Agreement",
                 "herein", "hereunder" and words of similar import therein shall mean and be a reference to "this
                 Agreement" as defined herein.

                 (xi) Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Uniform Commercial Code as from time to time in effect in the State of New York.

                 8. The Collateral Agent, the Administrative Agent, the Secured Parties (or any of the Secured Parties) and/or the Lenders (or any of the Lenders) may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any of the Designated Capital Call Investors, Investor LP, Holdings or the Borrower, in each case without incurring responsibility to any such person, without impairing or releasing the obligations of any such person hereunder, upon or without any terms or conditions and in whole or in part:

                 (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, alter or increase any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof;

                 (ii) take and hold security for the payment of the Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                 (iii) exercise or refrain from exercising any rights against the Borrower, any other Loan Party or others or otherwise act or refrain from acting;

                 (iv) settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Secured Parties;

                 (v) except as otherwise expressly provided herein, apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Collateral Agent, the Administrative Agent, the Secured Parties or the Lenders regardless of what liability or liabilities of the Designated Capital Call Investors, Investor LP, Holdings or the Borrower remain unpaid;

                 (vi) release or substitute any one or more endorsers, guarantors, Loan Parties or other obligors;

                 (vii) consent to or waive any breach of, or any act, omission or default under, any of the Loan Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Loan Documents or any of such other instruments or agreements, provided that no such consent, waiver, amendment, modification or supplement relating to the definition of "Net Leverage Ratio" shall be effective for purposes of this Agreement without the consent of the Designated Capital Call Investors and Investor LP;

                 (viii) act or fail to act in any manner referred to in this Agreement which may deprive any of the Designated Capital Call Investors, Investor LP or Holdings of any right to subrogation against the Borrower to recover any payments made pursuant to this Agreement;

                 (ix) pursue its rights and remedies under this Agreement and/or under any guaranty of all or any part of the Obligations in whatever order, or collectively, and the Collateral Agent, the Administrative Agent, the Secured Parties and the Lenders shall be entitled to the strict performance of each Designated Capital Call Investor, Investor LP, Holdings and the Borrower hereunder, notwithstanding any action taken (or not taken) by the Collateral Agent, the Administrative Agent, the Secured Parties and the Lenders to enforce any of its rights or remedies against any Designated Capital Call Investor, Investor LP, Holdings, the Borrower or any other person, for all or any part of the Obligations or any payment received under this Agreement or any other such guaranty; and/or

                 (x) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of any Designated Capital Call Investor, Investor LP, Holdings or the Borrower from its liabilities under this Agreement.

                 9. No invalidity, irregularity or unenforceability of all or any of the Loans, Letters of Credit and/or any of the other Obligations or of any security therefor shall affect, impair or be a defense to this Agreement, and the obligations of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower hereunder shall be absolute, irrevocable and unconditional notwithstanding the occurrence of any event or the existence of any circumstance, including, without limitation, any bankruptcy or insolvency proceeding with respect to any Designated Capital Call Investor, Investor LP, Holdings or any of its Subsidiaries or any event or circumstance which would constitute a legal or equitable discharge, except payment in full in cash of all Obligations in accordance with the Credit Agreement (or the other Loan Documents) or the Interest Rate Protection Agreements, as the case may be.

                 10. In order to induce the Lenders (including the Tranche D Lenders) to enter into the First Amendment, each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower makes the following representations, warranties and agreements:

                 (a) (i) Each of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership, Holdings and the Borrower is a duly organized and validly existing limited partnership in good standing under the laws of the State of Delaware (or, in the case of (x) Blackstone Offshore Partners, the Cayman Islands and (y) Holdings, the Commonwealth of Pennsylvania) and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) Investor LP is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage.

                 (b) Each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower has the full power and authority to grant the security interest in the Collateral pursuant hereto and to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                 (c) Neither the execution, delivery or performance by any of the Designated Capital Call Investors, Investor LP, Holdings or the Borrower of this Agreement, nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (x) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (y) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such person pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it may be subject or (z) will violate any provision of any of the organizational documents of such person, in the case of each of the preceding sub-clauses, which could reasonably be expected to have (i) a materially adverse effect on the assets, business, operations, properties, liabilities, profits or condition (financial or otherwise) of such person, (ii) a material impairment of the ability of such person to perform any of its material obligations hereunder or (iii) an impairment of the validity or enforceability of, or a material impairment of the material rights, remedies or benefits available to the Lenders, the Secured Parties, the Administrative Agent or the Collateral Agent hereunder.

                 (d) Other than the filing of financing statements in appropriate form in the jurisdictions specified on Schedule I hereto, no other order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption or any other action by, any Governmental Authority is or will be required to authorize, or is required in connection with, (x) the execution, delivery and performance of this Agreement or (y) the legality, validity, binding effect or enforceability of this Agreement.

                 (e) This Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and, upon the filing of financing statements in appropriate form in the jurisdictions specified on Schedule I hereto, this Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Grantors in such Collateral and, subject to Section 9-306 of the Uniform Commercial Code, the Proceeds thereof, in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02 of the Credit Agreement.

                 (f) As of the First Amendment Effective Date (as defined in the First Amendment), each Grantor's chief executive office and chief place of business is located at the location listed on Schedule II hereto.

                 (g) There are no actions, suits or proceedings pending or, to the knowledge of any of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower, threatened
         (x) with respect to this Agreement or (y) that could reasonably be expected to (i) materially and adversely effect the business, operations, property, assets, liabilities or condition (financial or otherwise) of such person or (ii) have a material adverse effect on the rights or remedies of the Secured Parties, the Lenders, the Collateral Agent or the Administrative Agent hereunder or on the ability of such person to perform its obligations to the Secured Parties, the Lenders, the Collateral Agent or the Administrative Agent hereunder.

                 (h) Each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on either (i) the business, operations, property, assets, liabilities or condition (financial or otherwise) of such person or (ii) the rights or remedies of the Secured Parties, the Lenders, the Collateral Agent or the Administrative Agent hereunder or on its ability to perform its obligations hereunder.

                 (i) (x) Each of Blackstone Capital Partners and Blackstone Offshore Partners (or, in each case, the general partner(s) thereof) has, and will at all times during the term of this Agreement have, the right to call cash capital contributions from the respective partners of Blackstone Capital Partners or Blackstone Offshore Partners, as the case may be, in amounts, and at times, sufficient to fund in a timely manner all of the respective obligations of Blackstone Capital Partners or Blackstone Offshore Partners, as the case may be, under this Agreement and (y) Blackstone Family Partnership has, and will at all times during the term of this Agreement have, sufficient assets to fund in a timely manner all of its obligations under this Agreement.

                 11. (a) Each of Blackstone Capital Partners and Blackstone Offshore Partners (and, in each case, the general partner(s) thereof) agrees to take all action as may be necessary so that, at all times prior to the satisfaction and release of all of the respective obligations of Blackstone Capital Partners or Blackstone Offshore Partners, as the case may be, under this Agreement pursuant to Section 17 below, Blackstone Capital Partners or Blackstone Offshore Partners, as the case may be, (and/or, in each case, the general partner(s) thereof) shall have the right to call cash capital contributions from the respective partners of Blackstone Capital Partners or Blackstone Offshore Partners, as the case may be, in amounts, and at times, sufficient to fund in a timely manner all of the respective obligations of Blackstone Capital Partners or Blackstone Offshore Partners, as the case may be, under this Agreement.

                 (b) Blackstone Family Partnership (and the general partner thereof) agrees to take all action as may be necessary so that, at all times prior to the satisfaction and release of all of its obligations under this Agreement pursuant to Section 17 below, Blackstone Family Partnership shall have sufficient assets to fund in a timely manner all of its obligations under this Agreement.

                 12. Blackstone Offshore Partners (and the general partners thereof) agrees to take all necessary actions (including without limitation all necessary authorizations, consents or approvals of, the giving of notice to, or the registration or filing with, or the taking of any other action in respect of, any governmental or judicial authority or agency in the Cayman Islands) prior to the 90th day after the First Amendment Effective Date to ensure (x) continued compliance by Blackstone Offshore Partners (and the general partners thereof) with all applicable Cayman Islands statutory requirements, (y) maintenance of existence and good standing of Blackstone Offshore Partners as an exempted limited partnership and (z) the authority of the General Partners to act on behalf of, and to bind, Blackstone Offshore Partners; it being understood and agreed that such actions shall specifically include, without limitation, (A) the establishment and maintenance of proper books of record and account in which full, true and correct entries in conformity with all requirements of applicable law shall be made of all dealings and transactions (including the entering into the Capital Call Agreement) in relation to the business and activities of Blackstone Offshore Partners and (B) the filing of all original documents and completion of the statutory registers in connection with recording Blackstone Services (Cayman) III LDC as the Administrative General Partner of Blackstone Offshore Partners.

                 13. No failure or delay on the part of the Collateral Agent, the Administrative Agent, any Secured Party, any Lender, any Designated Capital Call Investor, Investor LP, Holdings, the Borrower or any other Loan Party in exercising any right, power or privilege hereunder and no course of dealing between or among the Collateral Agent, the Administrative Agent, any Secured Party, any Lender, any Designated Capital Call Investor, Investor LP, Holdings, the Borrower or any other Loan Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Collateral Agent, the Administrative Agent, any Secured Party or any Lender would otherwise have. No notice to or demand on any Designated Capital Call Investor, Investor LP, Holdings or the Borrower in any case shall entitle such person to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent, the Administrative Agent, any Secured Party or any Lender to any other or further action in any circumstances without notice or demand.

                 14. This Agreement shall be binding upon each Designated Capital Call Investor, Investor LP, Holdings and the Borrower, and their respective successors and assigns (including, without limitation, any executors or administrators) and shall inure to the benefit of the Collateral Agent, the Administrative Agent, the Secured Parties and the Lenders and their respective successors and assigns.
Each of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower acknowledges and agrees that this Agreement is made for the benefit of the Collateral Agent, the Administrative Agent, the Secured Parties and the Lenders and that the Collateral Agent, the Administrative Agent, the Secured Parties and/or the Lenders may enforce all of the obligations of the Designated Capital Call Investors, Investor LP, Holdings and the Borrower hereunder directly against them. Neither the Designated Capital Call Investors, Investor LP, Holdings nor the Borrower may assign any of its rights or obligations hereunder without the consent of the Required Lenders.

                 15. This Agreement is expressly made for the benefit of the Collateral Agent, the Administrative Agent, the Lenders and the Secured Parties. Neither this Agreement nor any provision hereof may be changed, modified, amended or waived except with the written consent of each Designated Capital Call Investor, Investor LP, Holdings, the Borrower, the Collateral Agent and the Administrative Agent (with the consent of the Required Lenders).

                 16. All notices and other communication hereunder shall be made at the addresses, in the manner and with the effect provided in
Section 9.01 of the Credit Agreement (or, in the case of the Collateral Agent, Section 12 of the Security Agreement), provided that, for this purpose, the address of Blackstone Capital Partners, Blackstone Offshore Partners, Blackstone Family Partnership and Investor LP shall be the address specified immediately below its respective signature below.

                 17. (a) This Agreement and the security interests created hereby shall terminate and be of no further force and effect (except to the extent any party's obligations, if any, arising prior to such time hereunder have not theretofore been fulfilled) upon the earliest of (i) the occurrence of a Capital Call Event and the making of all of the required payments to the Administrative Agent pursuant to
Section 2(a) above, (ii) so long as no Capital Call Event has theretofore occurred, the date on which Holdings or the Borrower delivers the applicable financial statements (and accompanying certification) pursuant to Section 5.04 of the Credit Agreement demonstrating to the reasonable satisfaction of the Administrative Agent that the Net Leverage Ratio did not exceed 5.15:1.0 in respect of the Test Period ending closest to March 31, 2000 (so long as no Capital Call Event has theretofore occurred) and
(iii) the date on which all Commitments and Letters of Credit under the Credit Agreement shall have been terminated, all Obligations shall have been repaid in full in cash in accordance with the requirements of the Credit Agreement (or the other Loan Documents) or the Interest Rate Protection Agreements, as the case may be, and all Interest Rate Protection Agreements shall have been terminated. Notwithstanding anything to the contrary contained herein, none of the Designated Capital Call Investors and Investor LP shall have any obligations under this Agreement in respect of a Capital Call Event of the type described in any of clauses (i) through (iv), inclusive, of the definition thereof, in each case if same occurs after March 31, 2000.

                 (b) In connection with any termination pursuant to paragraph (a) above, (i) the Borrower shall, on behalf of the Grantors, deliver to the Collateral Agent a certificate signed by a Responsible Officer of the Borrower certifying that such termination is permitted pursuant to paragraph (a) of this Section 17, and the Collateral Agent shall be entitled (but not required) to conclusively rely thereon and in any event shall not incur any liability to any person in acting (or refraining from acting) in reliance thereon and (ii) the Collateral Agent shall execute and deliver to each Grantor, at the expense of such Grantor or the Borrower, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 17 shall be without recourse to or warranty by the Collateral Agent.

                 18. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS, THE BORROWER, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, THE SECURED PARTIES AND THE LENDERS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                 (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE CITY, COUNTY AND STATE OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS AND THE BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PERSON. EACH DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS AND THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION
9.01 OF THE CREDIT AGREEMENT (OR, IN THE CASE OF THE COLLATERAL AGENT,

SECTION 12 OF THE SECURITY AGREEMENT) OR AS SET FORTH IMMEDIATELY BELOW ITS SIGNATURE BELOW, AS THE CASE MAY BE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, ANY SECURED PARTY, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS OR THE BORROWER IN ANY OTHER JURISDICTION.

                 (c) EACH DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (b) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH DESIGNATED CAPITAL CALL INVESTOR, INVESTOR LP, HOLDINGS AND THE BORROWER FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING, WITHOUT LIMITATION, THOSE REFERRED TO IN CLAUSE
(b) ABOVE, IN RESPECT OF ANY MATTER ARISING OUT OF OR RELATING TO THIS
AGREEMENT.

                 19. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of each of the Collateral Agent, the Administrative Agent, each Secured Party and each Lender in connection with the administration and enforcement of this Agreement and the Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, without limitation, in each case, the reasonable fees and disbursements of counsel employed by the Collateral Agent, the Administrative Agent, each Secured Party and each Lender, as the case may be), in each case within 10 Business Days after any request is made by the Collateral Agent, the Administrative Agent, any such Secured Party or any such Lender for any such payment.

                 20. If any of the Designated Capital Call Investors, Investor LP, Holdings or the Borrower shall default in the payment of the Capital Call Amount or any other amount becoming due hereunder, such person shall on demand from time to time pay interest, to the extent permitted by law, directly to the Administrative Agent on such defaulted amount for the period beginning on the date of such default up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the greater of (x) 2% per annum in excess of the rate applicable to Tranche D Term Loans maintained as ABR Loans (assuming same are outstanding under the Credit

Agreement) from time to time and (y) the rate which is 2% in excess of the rate then borne by such Loans (assuming same are outstanding under the Credit Agreement). Any such interest shall be applied by the Administrative Agent on the same basis and in the same manner as interest paid pursuant to Section 2.07 of the Credit Agreement. Notwithstanding the foregoing, if on the date the Capital Call Amount (or any portion thereof) shall have become due and payable hereunder the Designated Capital Call Investors are prohibited by operation of law from making Investments in Investor LP (which are contributed by Investor LP to the equity capital of Holdings which are further contributed by Holdings to the equity capital of the Borrower) as contemplated by Section 3(a) hereof due to any bankruptcy or similar proceeding relating to Investor LP or Holdings (or any of Holdings' Subsidiaries) or for any other reason whatsoever, no interest under this Section 20 shall accrue on the Capital Call Amount (or such portion thereof) for the period beginning on the date when the Capital Call Amount (or such portion thereof) shall have become due and payable hereunder up to (but not including) the earlier to occur of: (x) such legal prohibition on the ability of the Designated Capital Call Investors to make Investments in Investor LP shall, in the reasonable opinion of the Administrative Agent, cease to exist and (y) the Administrative Agent shall have exercised its election to require the Designated Capital Call Investors to purchase from the Lenders subordinated participations in the Loans in accordance with Section 2(b) hereof.

                 21. Each of the Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any person that the Administrative Agent or the Collateral Agent, as the case may be, believed to be the proper person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent or the Collateral Agent, as the case may be.

                 22. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Designated Capital Call Investor, Investor LP, Holdings, the Borrower, the Collateral Agent and the Administrative Agent.

                 23. Notwithstanding anything contained herein to the contrary, each Lender, each Secured Party and each Agent agree that (a) in an action to collect any amounts due under, or otherwise in respect of, this Agreement, no future, current or former partner in Investor LP or in any Designated Capital Call Investor (except, if any such partner is a Loan Party or is otherwise a party to any Loan Documents, for such person's obligations under such Loan Documents) in its capacity as such will be personally liable for any amounts due or any other liability under this Agreement, and no deficiency or personal judgment will be sought against any such partner in its capacity as such for payment of any amount contemplated herein and (b) no property or assets of any such future, current or former partner in Investor LP or in any Designated Capital Call Investor (except, if any such partner is a Loan Party or is otherwise a party to any Loan Documents, for such person's obligations under such Loan Documents) in its capacity as such shall be sold, levied upon or otherwise used to satisfy any judgment rendered in connection with any action brought with respect to this Agreement; provided, however, that nothing contained in this Section 23 shall (i) affect, limit, restrict or impair in any way whatsoever (x) the obligations and liability of the Designated Capital Call Investors or Investor LP hereunder as parties hereto or (y) the validity of the obligations evidenced by this Agreement, (ii) prevent the taking of any action permitted by law against any of the Designated Capital Call Investors, Investor LP, Holdings, the Borrower or any other Loan Party (or, in each case, their respective assets or the proceeds thereof) in respect of such obligations or (iii) in any way whatsoever affect or impair the right of any Agent, any Lender or any Secured Party to take any action permitted by law to realize upon any Collateral or any other collateral or security which may secure such obligations of the Designated Capital Call Investors or Investor LP or of Holdings, the Borrower or any other Loan Party.

                               *    *    *

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                  GRAHAM PACKAGING HOLDINGS
                                  COMPANY

                                  By:  BCP/Graham Holdings L.L.C., its
                                       general partner


                                  By:  ________________________________
                                       Name:
                                       Title:

                                  GRAHAM PACKAGING COMPANY

                                  By:  GPC Opco GP LLC, its general
                                       partner


                                  By:  ________________________________
                                       Name:
                                       Title:

                                  BLACKSTONE CAPITAL PARTNERS III
                                  MERCHANT BANKING FUND L.P.

                                  By:  Blackstone Management Associates
                                       III LLC, its general partner



                                  By:  ________________________________
                                       Name:
                                       Title:
                                       Address:

                                  BLACKSTONE OFFSHORE CAPITAL
                                  PARTNERS III L.P.

                                  By:  Blackstone Services (Cayman) III
                                       LDC, its general partner



                                  By:  ________________________________
                                       Name:
                                       Title:
                                       Address:



                                  By:  Blackstone Management Associates
                                       III LLC, its general partner



                                  By:  ________________________________
                                       Name:
                                       Title:
                                       Address:

                                  BLACKSTONE FAMILY INVESTMENT
                                  PARTNERSHIP III L.P.

                                  By:  Blackstone Management Associates
                                       III LLC, its general partner



                                  By:  ________________________________
                                       Name:
                                       Title:
                                       Address:

                                  BMP/GRAHAM HOLDINGS CORPORATION



                                  By:  ________________________________
                                       Name:
                                       Title:
                                       Address:

Accepted and Agreed to:


BANKERS TRUST COMPANY,
    as Collateral Agent and
    as Administrative Agent



By:_______________________________
   Name:
   Title:

                                                               SCHEDULE I
                                 LIST OF
                      JURISDICTIONS FOR UCC FILINGS

                                                              SCHEDULE II


                                 LIST OF
           CHIEF EXECUTIVE OFFICES AND CHIEF PLACES OF BUSINESS